SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         [BROADBAND TECHNOLOGIES INC.]
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                PROXY MATERIALS
                         BROADBAND TECHNOLOGIES, INC.
                             DURHAM, NORTH CAROLINA




                   ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 19, 1998
                   ----------------------------------------
TO THE STOCKHOLDERS OF BROADBAND TECHNOLOGIES, INC.


     The Annual Meeting of Stockholders of BroadBand Technologies, Inc. will be held at The North Carolina Biotechnology Center, 15 T.W. Alexander Drive, Research Triangle Park, North Carolina, 27709, at 10:00 A.M. on Tuesday, May 19, 1998, for the following purposes:


   1. Setting the number of Directors that constitutes the entire Board at nine (9).


   2. Electing two (2) Directors for three-year terms;


   3. Approving the BroadBand Technologies, Inc. Equity Compensation Plan, which provides for the issuance of 250,000 shares of Common Stock;


   4. Approving an amendment and restatement of the 1988 Incentive Stock Option Plan of the Company to add 200,000 shares of Common Stock to the Plan;


   5. Approving an amendment and restatement of the 1992 Nonqualified Stock Option Plan of the Company to add 150,000 shares of Common Stock to the Plan;


   6. Ratifying the selection of Ernst & Young LLP as auditors for 1998; and


   7. Transacting such other business as may properly come before the meeting or any adjournment thereof.


     Only holders of Common Stock of record at the close of business on March 26, 1998, will be entitled to vote at the meeting or any adjournment thereof.


     You are cordially invited to attend the meeting. Please sign and date the accompanying proxy and mail it in the enclosed envelope whether you plan to attend the meeting or not.


     A complete list of the stockholders entitled to vote at the meeting will be available for inspection by any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting during ordinary business hours at the office of the Secretary of the Company, BroadBand Technologies, Inc., 4024 Stirrup Creek Drive, Durham, North Carolina 27703.

                                        By order of the Board of Directors





                                        TIMOTHY K. OAKLEY
                                        Secretary

April 10, 1998

                         BROADBAND TECHNOLOGIES, INC.
                 4024 Stirrup Creek Drive, Durham, N.C. 27703
                                ---------------
                                PROXY STATEMENT
                                ---------------
     The accompanying proxy is solicited by the Board of Directors of BroadBand Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), for use at the Annual Meeting of Stockholders, to be held at The North Carolina Biotechnology Center, 15 T.W. Alexander Drive, Research Triangle Park, North Carolina, on Tuesday, May 19, 1998, at 10:00 A.M., and at any subsequent time which may be made necessary by any adjournment or adjournments of the meeting. The Company expects to mail this Proxy Statement and the enclosed proxy card to the holders of Common Stock of the Company on or about April 10, 1998.

     A stockholder who has executed and returned a proxy may revoke it at any time before it is voted by submitting to the Company a properly executed proxy bearing a later date or by filing with the Company a written revocation or by attending the meeting in person and requesting that the proxy be returned.

     The persons acting as proxies will vote the shares represented thereby as directed by the person giving the proxy. Unless otherwise directed, the person acting under the proxies will vote the shares represented thereby: (1) for setting the number of Directors that constitutes the entire board at nine (9);
(2) for the election as Directors of the two (2) nominees named in this Proxy Statement; (3) for the approval of the BroadBand Technologies, Inc. Equity Compensation Plan (the "Equity Compensation Plan"), which provides for the issuance of up to 250,000 additional shares of Common Stock; (4) for the approval of an amendment and restatement of the 1988 Incentive Stock Option Plan of the Company (the "ISO Plan") to add 200,000 shares, which will increase to 2,350,000 the maximum number of shares of Common Stock issuable pursuant to the Plan; (5) for the approval of an amendment and restatement of the 1992 Nonqualified Stock Option Plan of the Company (the "Nonqualified Plan") to add 150,000 shares, which will increase to 800,000 the maximum number of shares of Common Stock issuable pursuant to the Plan; (6) for the ratification of the selection of Ernst & Young LLP as auditors for 1998; and (7) in their discretion on such other business as may come before the meeting or any adjournment(s) thereof. The Company does not know of any other business to be brought before the meeting, but it is intended that as to any such other business the proxies will be voted in accordance with the judgment of the person or persons acting thereunder.

     On December 17, 1997, the Board of Directors voted (subject to stockholder approval) to increase the maximum number of shares of Common Stock issuable under the Nonqualified Plan by 150,000 to 800,000 and to increase the maximum number of shares of Common Stock issuable under the ISO Plan by 200,000 to 2,350,000 to ensure that the Company would have sufficient shares available to grant options to the Company's team members. Following the Board's approval of the increase of the maximum number of shares of Common Stock issuable under the Nonqualified Plan and the ISO Plan, the Compensation Committee recommended that the Company consolidate its existing stock option plans in a single equity compensation plan to provide the Company greater flexibility in the administration of the Company's equity compensation program. The Board then voted on March 17, 1998, to approve the Equity Compensation Plan, which provides for the issuance of up to 250,000 shares of Common Stock, subject to adjustment as described below.

     The following table summarizes the number of shares available (including the December 17, 1997 increases to the Nonqualified Plan and the ISO Plan, which remain subject to stockholder approval) for future grants under the ISO Plan, the Nonqualified Plan and the Directors' Stock Option Plan (collectively, the "Existing Plans"), as of April 1, 1998:




                                                          Number of Shares Available
Plan                                                  for Future Grants at April 1, 1998
---------------------------------------------------- -----------------------------------
  Nonqualified Plan ................................               162,947
  ISO Plan .........................................                58,698
  Formula Plan .....................................                36,834
                                                                   -------
    Total Existing Plans ...........................               258,479
  Equity Compensation Plan (1) .....................               250,000
                                                                   -------
  Total Available for Future Grants Under All Plans                508,479

---------
(1) The Equity Compensation Plan will not become effective until May 19, 1998, subject to stockholder approval.

     If the Company does not issue any options under the Existing Plans between April 1, 1998, and the date of the Company's Annual Meeting of Stockholders, the 258,479 available shares under the Existing Plans will be transferred to the

Equity Compensation Plan upon approval of the Equity Compensation Plan by the Company's stockholders, thereby increasing the number of shares issuable pursuant to the Equity Compensation Plan to 508,479 shares. The Existing Plans would remain in effect with respect to all options previously granted by the Company pursuant to the Existing Plans. However, if options previously granted under the Existing Plans expire, are canceled or are forfeited, the shares of Common Stock that become available following such expirations, cancellations or forfeitures will automatically transfer and become available for issuance under the Equity Compensation Plan. Upon approval of the Equity Compensation Plan by the Company's stockholders, all stock options granted by the Company will be granted under the Equity Compensation Plan and no options will be granted under any of the Existing Plans, which will terminate at that time as to future grants. See "Stock Option Plans and Equity Compensation Plan".

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone by one or more of the regular personnel of the Company without additional compensation. The Company expects to pay an independent proxy solicitor approximately $5,000 as compensation for the solicitation of proxies. In addition, the Company may reimburse brokers and other custodians, nominees and fiduciaries for their expenses for sending proxy material to beneficial owners, in accordance with Securities and Exchange Commission regulations.


                         OUTSTANDING VOTING SECURITIES

     On March 26, 1998, the date for determining stockholders entitled to vote at the meeting, 13,412,600 shares of Common Stock of the Company were outstanding, with each share being entitled to one (1) vote on all matters to be presented for action at the meeting. A quorum will be present at the meeting if a majority of the outstanding shares of Common Stock are present at the meeting in person or by proxy.

     A plurality of the votes cast is required to elect the Directors. A majority of the votes cast is required for all other actions to be voted upon at the meeting as described above.

     In the election of Directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     An independent party will receive and tabulate all proxies and ballots, and such independent party and certain other team members of the Company will act as voting inspectors at the meeting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the only stockholders known by the Company to be the beneficial owners, as of March 26, 1998, of more than five percent (5%) of the outstanding shares of Common Stock of the Company.



                                             Shares        Percent of
                                          Beneficially       Shares
Name and Address                            Owned (1)      Outstanding
-------------------------------------- ------------------ ------------

      Goldman, Sachs and Co.            2,872,253(2)           21.4%
      85 Broad Street
      New York, NY 10004

      Loomis, Sayles & Company, L.P.    2,191,176(3)           16.3%
      One Financial Center
      Boston, MA 02111

      AMP Incorporated                 1,073,063                8.0%
      470 Friendship Road
      Harrisburg, PA 17111

---------
(1) The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) Based on information filed with the Securities and Exchange Commission on a
    Schedule 13G, dated February 17, 1998. In the Schedule 13G, Goldman, Sachs and Co. reported that it has shared power to vote or direct the vote and shared power to dispose or to direct the disposition of the shares listed in the table.

(3) Based on information filed with the Securities and Exchange Commission on a
    Schedule 13G, dated February 17, 1998. Represents shares that Loomis, Sayles & Company, L.P., has a right to acquire as a result of its ownership of convertible securities, which consist of 5% convertible subordinated notes due May 15, 2001, which have a conversion price of $41.48 per share. In the Schedule 13G, Loomis, Sayles & Company, L.P., reported that it has (i) sole power to vote or direct the vote of an aggregate of 1,842,313 shares, (ii) shared power to vote or direct the vote of an aggregate of 212,753 shares, and (iii) shared power to dispose or to direct the disposition of an aggregate of 2,191,176 shares.

     The table below gives the number of shares of Common Stock of the Company beneficially owned as of March 26, 1998 by persons who were members of the Board of Directors and executive officers of the Company during 1997.



                                                                 Shares      Percent of
                                                              Beneficially     Shares
Name                                                            Owned (1)    Outstanding
------------------------------------------------------------ -------------- ------------
        Richard P. Clark                                        1,089,563        8.1%
        Director (2)
        Dr. John R. Hutchins, III                                 110,580          *
        Director (3)
        Dr. Charles T. Lee                                         16,400          *
        Director (4)
        David E. Orr                                               80,000          *
        Director, President and Chief Executive Officer (5)
        Salim A. L. Bhatia                                        232,638        1.7%
        Director, President and Chief Executive Officer (6)
        Dr. J. Richard Jones                                      143,791        1.1%
        Director and Executive Vice President (7)
        Timothy K. Oakley                                           8,219          *
        Vice President, Chief Financial Officer (8)
        James L. Chitkowski,                                        2,000          *
        Vice President of Sales and Marketing (9)
        Carl A. Kammire,                                           43,837          *
        Vice President of Engineering (10)
        Robert W. Henry,                                                0          *
        Vice President of Sales and Marketing (11)
        Richard L. Popp                                                 0          *
        Executive Vice President of Operations (12)
        All directors and executive officers as a group         1,809,842       13.5%
         (15 persons) (13)

---------
     * Represents beneficial ownership of less than one percent (1%) of Common Stock.

(1) The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Share ownership also includes shares of Common
    Stock issuable within 60 days upon exercise of outstanding options.

(2) Includes 16,500 shares that Mr. Clark may acquire pursuant to stock options exercisable within 60 days after March 26, 1998. Also includes 1,073,063 shares beneficially owned by AMP Incorporated. Mr. Clark, a Director of the Company, is the President and Chief Executive Officer of M/A-COM,
    Inc., a wholly owned subsidiary of AMP Incorporated. Mr. Clark does not exercise sole or shared voting or investment power with respect to such shares and disclaims beneficial ownership of such shares. AMP Incorporated is a corporation whose shares are publicly traded. Voting and investment power with respect to shares of the Company owned by AMP Incorporated are exercised by the Board of Directors of AMP Incorporated.

(3) Includes (i) 91,264 shares owned by Dr. John R. Hutchins, III, Revocable Trust, for which Dr. Hutchins is both the sole trustee and beneficiary,
    (ii) 19,000 shares that Dr. Hutchins may acquire pursuant to stock options exercisable within 60 days after March 26, 1998 and (iii) 316 shares in Dr. Hutchins' account under the Company's 401(k) plan. Does not include the following shares as to which Dr. Hutchins disclaims beneficial ownership: (i) 44,352 shares owned by Jane Ide Hutchins Revocable Trust, for which Jane I. Hutchins, the wife of Dr. Hutchins, is both the sole trustee and beneficiary, and (ii) 60 shares in Jane I. Hutchins' account under the Company's 401(k) plan.

(4) Includes 16,400 shares that Dr. Lee may acquire pursuant to stock options exercisable within 60 days after March 26, 1998.

(5) Mr. Orr has no stock options exercisable within 60 days after March 26, 1998. In connection with his joining the Company, effective as of April 1, 1997, the Company issued to Mr. Orr 80,000 shares of the Company's Common Stock. Mr. Orr will forfeit such shares of Common Stock, which are included, if Mr. Orr's employment with the Company terminates for any reason prior to the fifth anniversary of the grant of the stock to Mr. Orr, except under certain circumstances. Mr. Orr also received a nonqualified stock option to purchase 350,000 shares of the Company's Common Stock. See "Executive Compensation -- Employment Agreements".

(6) Includes 84,853 shares that Mr. Bhatia may acquire pursuant to stock options exercisable within 60 days after March 26, 1998. Includes 1,145 shares in Mr. Bhatia's account under the Company's 401(k) plan. Mr. Bhatia served as the Company's President and Chief Executive Officer until March 31, 1997. Effective as of January 31, 1998, Mr. Bhatia resigned as a Director of the Company and ceased to be employed by the Company.

(7) Includes 343 shares in Dr. Jones' account under the Company's 401(k) plan and 42,070 shares that Dr. Jones may acquire pursuant to stock options exercisable within 60 days after March 26, 1998.

(8) Includes 7,500 shares that Mr. Oakley may acquire pursuant to stock options exercisable within 60 days after March 26, 1998. Includes 1,261 shares of the Company's Common Stock which are restricted, half of which Mr. Oakley will forfeit if Mr. Oakley's employment with the Company terminates for any reason prior to January 21, 2000, and all of which Mr. Oakley will forfeit if Mr. Oakley's employment with the Company terminates for any reason prior to January 21, 1999, except under certain circumstances. Includes 88 shares in Mr. Oakley's account under the Company's a 401(k) plan.

(9) Includes 2,000 shares that Mr. Chitkowski may acquire pursuant to stock options exercisable within 60 days after March 26, 1998.

(10) Includes 43,837 shares that Mr. Kammire may acquire pursuant to stock options exercisable within 60 days after March 26, 1998. Includes 1,103 shares in Mr. Kammire's account under the Company's 401(k) plan.

(11) Mr. Henry has no stock options exercisable within 60 days after March 26, 1998. Mr. Henry ceased to be employed by the Company effective as of March 7, 1997.

(12) Mr. Popp has no stock options exercisable within 60 days after March 26, 1998. Mr. Popp ceased to be employed by the Company effective as of March 31, 1997.

(13) Includes 314,974 shares that the officers and Directors as a group may acquire upon exercise of options within 60 days after March 26, 1998, including 15,500 shares that Lawrence A. McLernon (who resigned from the Company's Board of Directors, effective as of January 26, 1998) may acquire upon exercise of options, which expire on April 26, 1998.


                                  PROPOSAL 1

                        SETTING THE NUMBER OF DIRECTORS

     Pursuant to Article III, Section 1 of the Bylaws of the Company, the Board of Directors shall consist of such number of members not less than three (3) nor more than eleven (11) as shall be set by the Board of Directors or the stockholders at the annual meeting or at any special meeting of stockholders at which the election is to be held. The Board of Directors proposes that the number of Directors be set at nine (9) until such number is increased or decreased by the Board of Directors or the stockholders in accordance with the Bylaws of the Company.

     The Board of Directors recommends a vote FOR approval of the proposal to set the number of Directors that constitutes the entire Board of Directors at nine (9).

                                  PROPOSAL 2

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide for a Board of Directors with staggered three-year terms with one third of the Directors elected each year. Two (2) Directors are to be elected at the 1998 Annual Meeting. Mr. Clark and Mr. Jones are being nominated to serve as Class II Directors with terms that expire at the 2001 Annual Meeting of Stockholders.

     Set forth below is certain information concerning the two (2) nominees for election as a Director at the 1998 Annual Meeting including each nominee's business experience for the past five years:



                          First Year
                          Elected as     Term
       Name         Age    Director    Expires                         Five Year Business Experience
------------------ ----- ------------ --------- --------------------------------------------------------------------------
Richard P. Clark    50      1992        2001    President and Chief Executive Officer of M/A-COM, Inc., a wholly owned subsidiary of AMP, Incorporated, July 1995 -- Present; Vice
                                                President of Global Wireless Products Group of AMP, Incorporated, July
                                                1995 -- Present; Associate Director of Corporate Development of AMP
                                                Incorporated, a supplier of connectors for electronic products, from July
                                                1989 to July 1995.

J. Richard Jones    50      1988        2001    Executive Vice President and Chief Technical Officer of the Company
                                                since 1988.

     The Board of Directors recommends a vote FOR approval of the proposal to elect Richard P. Clark and J. Richard Jones as Class II Directors to serve for three-year terms.


Current Directors

     The following table sets forth information regarding the Directors of the Company whose terms of office extend beyond the 1998 Annual Meeting.



                        First Year
                        Elected as     Term
      Name        Age    Director    Expires                        Five Year Business Experience
---------------- ----- ------------ --------- ------------------------------------------------------------------------
David E. Orr      46      1997        2000    President and Chief Executive Officer of the Company effective as of
                                              April 1, 1997. President and Chief Executive Officer of ALCATEL
                                              Network Systems, Inc. from August 1991 to March 1997.

John R.           63      1988        2000    Chairman of the Board of the Company from 1988 to March 31, 1997,
Hutchins, III                                 and since January 31, 1998. Chairman of the Board Emeritus from
                                              April 1, 1997 to January 31, 1998.

Charles T. Lee    58      1989        1999    Chairman and founder of Charles Lee Enterprise, an information industry business development firm with a specialty in Asia/Pacific alliances since 1989.

Section 16(a) Reporting

     The Company believes that all executive officers and Directors of the Company and all other persons known by the Company to be subject to Section 16 of the Securities Exchange Act of 1934, filed all reports required to be filed during 1997 under Section 16(a) of that Act on a timely basis, except David E. Orr and Salim A. L. Bhatia, each of whom filed one late report. The Company's belief is based solely on its review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during, and with respect to, its most recent fiscal year by persons known to be subject to Section 16.


Compensation of Directors

     Directors who are not full-time employees of the Company (i) are reimbursed for reasonable travel expenses incurred in attending meetings of the Board or committees of the Board, (ii) are paid a fee of $1,000 for each day on which the Board and/or committee meets or is in conference, which such Directors attend, except for committee meetings held on the same date as a Board meeting or conference, (iii) are paid a $10,000 retainer each year while serving on the Board and (iv) are granted stock options pursuant to the terms of a Directors' Stock Option Plan. Under the Plan, Eligible Directors were granted on May 23, 1994 options to purchase an aggregate of 62,000 shares of Common Stock of the Company and annual grants are made to each eligible Director of options to purchase 1,000 shares. On March 17, 1998, Mr. Clark, Dr. Lee and Dr. Hutchins were granted options to purchase 10,000 shares at an exercise price of $7.94 per share. Effective as of

March 17, 1998, annual grants are made to each eligible Director of options to purchase 5,000 shares and options to purchase 10,000 shares will be granted to a new Director upon the election of the new Director. If the stockholders approve the BroadBand Technologies, Inc. Equity Compensation Plan, the Directors' Stock Option Plan will terminate as to future awards, although it will continue to apply to options previously granted under the Directors' Stock Option Plan.


Meetings and Committees

     The Board of Directors held six (6) regular meetings and six (6) special meetings during 1997. Each Director attended at least seventy-five percent (75%) of the meetings held by the Board of Directors and the committees on which the Director served during the year. Each Director's absence from a meeting was with prior notice to the Company and occurred as a result of either travel, illness or a prior business commitment.

     The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board has established several committees of the Board and delegated to these committees certain authority.

     The regular committees of the Board are the Audit Committee, the Operations Committee, the Personnel Committee and the Compensation Committee. In addition, the Board from time to time establishes other committees to make decisions about specific matters or specific transactions.

     The members of the Company's Audit Committee through May 20, 1997 were Messrs. Frederic R. Boswell (Chairman) (who resigned as a member of the Company's Board of Directors, effective as of May 20, 1997), Clark and Lee. After May 20, 1997, the members of the Company's Audit Committee were Messrs. Lee (Chairman) and Hutchins. The Audit Committee met one (1) time during the year. The Audit Committee ascertains from the Company's independent auditors whether they consider the scope and extent of the audit and the procedures used to be sufficient to accurately reflect the financial condition and earnings of the Company; whether generally accepted accounting practices have been followed; whether all losses which would materially affect income have been recorded; and whether accounting systems, procedural controls and internal audit systems are effective and adequate. The Audit Committee also ascertains the Company's compliance with tax and regulatory requirements. In addition, the Audit Committee reviews and approves proposed accounting changes; reviews with the auditors the annual report; serves as a liaison between the independent auditors, the internal audit group and the Company's accounting department, the management and the Directors; reports its findings to the Directors and Chief Executive Officer with such recommendations as it deems appropriate; and recommends the appointment of independent auditors.

     The members of the Operations Committee through May 20, 1997 were Messrs. Clark (Chairman) and Boswell (who resigned as a member of the Company's Board of Directors, effective as of May 20, 1997). After May 20, 1997, the members of the Company's Operations Committee were Mr. Clark (Chairman) and Mr. Lawrence
A. McLernon (who resigned as a member of the Company's Board of Directors, effective as of January 26, 1998). The Operations Committee met one (1) time during 1997. The Operations Committee reviews various matters relating to the operations of the Company and makes recommendations to the Board of Directors regarding such matters.

     The members of the Personnel Committee through May 20, 1997 were Messrs. Hutchins (Chairman), Boswell (who resigned as a member of the Company's Board of Directors, effective as of May 20, 1997), Clark, Lee and McLernon (who resigned as a member of the Company's Board of Directors, effective as of January 26, 1998). After May 20, 1997, the members of the Company's Personnel Committee were Messrs. Hutchins (Chairman), Clark, Lee and McLernon. The Personnel Committee met four (4) times during 1997. The Personnel Committee develops recommendations to the Board of Directors regarding the organization of the Board of Directors and the management of the Company.

     Messrs. Clark (Chairman) and McLernon (who resigned as a member of the Company's Board of Directors, effective as of January 26, 1998) served as members of the Compensation Committee during 1997. The Compensation Committee met five (5) times during 1997. The Compensation Committee recommends to the Board salaries for the Chief Executive Officer and other executive officers, makes recommendations to the CEO regarding compensation of team members, and administers and approves awards under the Company's stock option plans.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table and the narrative text disclose the compensation paid during 1997, 1996 and 1995 to Salim A.L. Bhatia and David E. Orr, each of whom served as the Company's President and Chief Executive Officer during 1997, the four (4) other highest paid executive officers whose annual salary and bonuses exceeded $100,000 during 1997, and Robert W. Henry and Richard L. Popp, who would have been among the four (4) highest paid executive officers whose annual salary and bonuses exceeded $100,000 during 1997 but for the fact that such individuals were not serving as an executive officer of the Company at the end of 1997.


                          Summary Compensation Table



                                           Annual Compensation
                             -----------------------------------------------
                                                               Other Annual
       Name and                   Salary           Bonus       Compensation
  Principal Position   Year         ($)            ($)(1)           ($)
--------------------- ------ ---------------- --------------- --------------
David E. Orr          1997       262,503         131,250             (3)
 President and        1996              (4)            (4)           (3)
 Chief Executive      1995              (4)            (4)           (3)
 Officer (5)

Salim A. L. Bhatia    1997       252,000               (4)           (3)
 President and        1996       190,008         95,285              (3)
 Chief Executive      1995       180,000         43,200              (3)
 Officer (7)

J. Richard Jones      1997       145,008               (4)           (3)
 Executive Vice       1996       140,004         56,242              (3)
 President            1995       135,000         24,500              (3)

Timothy K. Oakley     1997       135,000               (4)           (3)
 Vice President,      1996        80,000               (4)           (3)
 Secretary and        1995              (4)            (4)           (3)
 Treasurer, and
 Chief Financial
 Officer

James L. Chitkowski   1997       132,500         30,000              (3)
 Vice President       1996        36,000               (4)           (3)
 of Sales and         1995              (4)            (4)           (3)
 Marketing

Carl A. Kammire       1997       130,008               (4)           (3)
 Vice President of    1996       125,004               (4)           (3)
 Engineering          1995       119,044               (4)           (3)

Robert W. Henry       1997        27,474(13)      4,789              (3)
 Vice President of    1996       140,004         40,408              (3)
 Sales and            1995       140,004         38,710              (3)
 Marketing

Richard L. Popp       1997        45,000(14)           (4)           (3)
 Executive Vice       1996       161,983         59,394              (3)
 President of         1995       143,004         25,900              (3)
 Operations



                               Long Term Compensation
                      -----------------------------------------
                                  Awards               Payouts
                      ------------------------------- ---------
                       Restricted       Options/         LTIP        All other
       Name and           Stock           SARs         Payouts     Compensation
  Principal Position     Awards          (#)(2)          ($)            ($)
--------------------- ------------ ------------------ --------- ------------------
David E. Orr                 (4)         400,000           (4)        262,880(6)
 President and               (4)                (4)        (4)               (4)
 Chief Executive             (4)                (4)        (4)               (4)
 Officer (5)

Salim A. L. Bhatia           (4)         156,328(8)        (4)               (4)
 President and               (4)         107,110           (4)               (4)
 Chief Executive             (4)          35,000           (4)               (4)
 Officer (7)

J. Richard Jones             (4)          68,596(9)        (4)               (4)
 Executive Vice              (4)          32,608           (4)               (4)
 President                   (4)          22,500           (4)               (4)

Timothy K. Oakley            (4)         113,094(10)       (4)               (4)
 Vice President,      1,892                     (4)        (4)               (4)
 Secretary and               (4)                (4)        (4)               (4)
 Treasurer, and
 Chief Financial
 Officer

James L. Chitkowski          (4)          33,369(11)       (4)               (4)
 Vice President              (4)                (4)        (4)               (4)
 of Sales and                (4)                (4)        (4)               (4)
 Marketing

Carl A. Kammire              (4)          27,609(12)       (4)               (4)
 Vice President of           (4)                (4)        (4)               (4)
 Engineering                 (4)                (4)        (4)               (4)

Robert W. Henry              (4)                (4)        (4)        147,727(13)
 Vice President of           (4)          27,172           (4)               (4)
 Sales and                   (4)                (4)        (4)               (4)
 Marketing

Richard L. Popp              (4)                (4)        (4)               (4)
 Executive Vice              (4)          36,102           (4)               (4)
 President of                (4)                (4)        (4)               (4)
 Operations

---------
(1) Amounts in column include amounts earned during the year but paid during the following year.

(2) Number of shares of Common Stock issuable upon exercise of options granted during 1997. The Company did not grant any Stock Appreciation Rights during 1997.

(3) Other Annual Compensation for executive officers is not reported as it is less than the required reporting threshold of the Securities and Exchange Commission.

(4) No compensation of this type received.

(5) Mr. Orr has served as the Company's President and Chief Executive Officer since April 1, 1997.

(6) Includes $87,493 paid during 1997 to Mr. Orr for moving expenses and $175,387 of interest on $4,000,000 deposited in trust pursuant to Mr. Orr's employment agreement. For a discussion of Mr. Orr's employment agreement and the payment of interest on amounts deposited in trust, see "Employment Agreement".

(7) Mr. Bhatia served as the Company's President and Chief Executive Officer until March 31, 1997. He continued to be employed as Chairman of the Board of Directors for the remainder of 1997.

(8) Includes 105,000 options deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of an aggregate of 105,000 options previously granted to Mr. Bhatia. For a discussion of the repricing of options, see "Repricing of Options".

(9) Includes 22,500 deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of an aggregate of 22,5000 options previously granted to Dr. Jones. For a discussion of the repricing of options, see "Repricing of Options".

(10) Includes 25,000 deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of an aggregate of 25,000 options previously granted to Mr. Oakley. For a discussion of the repricing of options, see "Repricing of Options".

(11) Includes 10,000 deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of an aggregate of 10,000 options previously granted to Mr. Chitkowski. For a discussion of the repricing of options, see "Repricing of Options".

(12) Includes 15,000 deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of an aggregate of 15,000 options previously granted to Mr. Kammire. For a discussion of the repricing of options, see "Repricing of Options".

(13) Mr. Henry ceased to be employed by the Company effective as of March 7, 1997. The Company paid Mr. Henry $147,727 as severance pay in connection with the termination of Mr. Henry's employment.

(14) Mr. Popp ceased to be employed by the Company effective as of March 31, 1997.


Employment Agreements

     The Company has entered into an employment agreement with David E. Orr (the "Orr Employment Agreement"). Set forth below is a summary of certain terms of the Orr Employment Agreement. This summary is not a complete description of the terms and conditions of the Orr Employment Agreement and is qualified in its entirety by reference to the Orr Employment Agreement, a copy of which is filed as an exhibit to the Company's reports filed with the Securities and Exchange Commission.

     Mr. Orr was appointed the President and Chief Executive Officer of the Company effective as of April 1, 1997. Mr. Orr's term of employment is five years, but automatically extends for additional one year periods unless either the Company or Mr. Orr terminates the Orr Employment Agreement by written notice to the other at least one year prior to the termination date then in effect. Mr. Orr's base annual compensation will be at least $350,000 and he has been granted an incentive bonus of $175,000 for his first year of employment by the Company. Thereafter, he will be eligible for an incentive bonus in accordance with the Company's incentive compensation program, but the annual target bonus will be at least 50% of his then-current base salary. The Company also agreed to pay Mr. Orr a signing bonus in the amount of $4,000,000. To carry out this agreement, the Company placed in trust $4,000,000, which will be distributed to Mr. Orr on the earlier of the fifth anniversary of the Orr Employment Agreement or the termination of Mr. Orr's employment by the Company without cause. If Mr. Orr voluntarily terminates his employment before the fifth anniversary of the Orr Employment Agreement or the Company terminates his employment for cause before the fifth anniversary of the Orr Employment Agreement, the trust will not be distributed to Mr. Orr. He will receive a pro-rata portion of this amount upon an employment termination due to permanent disability. Interest on the amount deposited in trust will accrue and be payable to Mr. Orr periodically. The Company has also issued to Mr. Orr 80,000 shares of the Company's Common Stock. Mr. Orr will forfeit such shares of Common Stock if his employment with the Company terminates for any reason prior to the fifth anniversary of the grant of the stock, unless the Company terminates him without cause. Mr. Orr was also granted a nonqualified stock option to purchase 350,000 shares of the Company's Common Stock (the "Option") at an exercise price of $12.50 per share. The Option will become exercisable upon reaching certain performance goals, but is subject to accelerated vesting upon a Change in Control (as defined below) under certain circumstances. If the Company terminates his employment without cause during the term of the Orr Employment Agreement, Mr. Orr will receive, for two years after termination, payments based on his then-current base salary and his target bonus for the year in which the termination occurs. If a Change in Control occurs and the Company terminates his employment without cause during the three year period commencing on the effective date of the Change in Control, the Company will (i) either arrange for the full vesting of the Option or make a lump sum payment to him equal to the value lost under the Option, and (ii) pay him three lump sum payments, each in an amount equal to his base salary in effect on the date of the termination of his employment and his target bonus for the year in which such termination occurs. The Company will make such payments on the date of termination and the first and second anniversaries of the date of termination. The Orr Employment Agreement includes certain provisions restricting Mr. Orr's ability to compete with the Company or solicit the Company's employees, suppliers or customers for two years after the termination of his employment.

     Effective April 1, 1997, Mr. Bhatia, a founder of the Company and its former President and Chief Executive Officer, was appointed the Chairman of the Board of the Company. His Employment Agreement (the "Bhatia Employment Agreement"), a copy of which is filed as an exhibit to the Company's reports filed with the Securities and Exchange Commission, provided the terms under which he served as a senior member of management. Mr. Bhatia's base salary generally would be at least $252,000 and he would be eligible to participate in such incentive programs as the Company makes available to senior management. Under the Bhatia Employment Agreement, his term of employment continued until February 28, 1998. Pursuant to the Bhatia Employment Agreement, the Company granted him an incentive stock option to purchase 45,000 shares of the Company's Common Stock. Such option would have become fully vested and exercisable on September 30, 2005, provided he was employed by the Company on that date, but was subject to accelerated vesting under certain circumstances. In the event of a Change in Control, under certain circumstances the Company would either arrange for the full vesting of any stock option (other than the incentive stock options granted pursuant to the Bhatia Employment Agreement) or make a lump sum payment to Mr. Bhatia equal to the value lost under the outstanding unvested options. Additionally, in the event of a Change in Control under certain circumstances, the Company would have paid Mr. Bhatia lump sum payments, the amount of which would depend upon whether he received and accepted an offer of employment from the surviving corporation following the Change in Control. The Bhatia Employment Agreement included certain provisions restricting his ability to compete with the Company or solicit the Company's employees, suppliers or customers for two years after the termination of his employment. Effective January 31, 1998, Mr. Bhatia's employment by the Company ceased and, in accordance with his separation agreement, he will receive two years of his current base salary of $252,000 in addition to certain other benefits. Mr. Bhatia's separation agreement also includes certain provisions restricting his ability to compete with the Company or solicit the Company's employees, suppliers or customers for two years after he ceased to be employed by the Company.

     For the purposes of both the Orr Employment Agreement and the Bhatia Employment Agreement, a "Change in Control" means: (i) a tender offer or other acquisition pursuant to which at least 50% of the Company's stock is purchased;
(ii) the merger or consolidation of the Company with or into another corporation; (iii) the sale of all or substantially all of the Company's assets; (iv) the liquidation of the Company; or (v) the directors of the Company as of the commencement of the agreement or directors elected by the stockholders on the recommendation of at least two-thirds of such directors (or directors previously so elected) cease to be a majority of the Board of Directors.

     Effective March 7, 1997, Mr. Robert Henry's employment by the Company ceased and, in accordance with his separation agreement, he received $147,727 in severance pay. Mr. Henry's separation agreement also includes certain provisions restricting his ability to compete with the Company or solicit the Company's employees, suppliers or customers for one year after he ceased to be employed by the Company.


Stock Options Granted During Fiscal Year

     The following table sets forth information about the stock options granted to the named executive officers of the Company during 1997. No stock appreciation rights were granted to the named executive officers during 1997.

                       Option Grants In Last Fiscal Year



                                                                                                       Potential Realized
                                                                                                        Value at Assumed
                                                    % of Total                                        Annual Rates of Stock
                                                     Options                                         Price Appreciation for
                                                    Granted to       Exercise or                         Option Term (3)
                                     Options       Employees in      Base Price     Expiration   -----------------------------
Name                                 Granted     Fiscal Year (2)       ($/Sh)          Date            5%             10%
---------------------------------   ---------   -----------------   ------------   -----------   -------------   -------------
David E. Orr ....................    350,000            15.2             12.50      03/10/07      $2,751,414      $6,972,623
David E. Orr ....................     50,000             2.2              3.63      12/17/07      $  113,737      $  288,616
Salim A. L. Bhatia ..............     51,328             2.2             13.37      01/21/07      $  432,000      $1,094,380
Salim A. L. Bhatia (1) ..........     45,000             2.0              9.75      01/02/06      $  233,756      $  571,770
Salim A. L. Bhatia (1) ..........     25,000             1.1              9.75      11/22/03      $   93,277      $  215,276
Salim A. L. Bhatia (1) ..........     35,000             1.5              9.75      06/27/05      $  168,761      $  406,863
J. Richard Jones ................     21,096              .9             13.37      01/21/07      $  177,554      $  449,794
J. Richard Jones (1) ............     22,500             1.0              9.75      06/27/05      $  108,409      $  261,554
J. Richard Jones ................     25,000             1.1              3.63      12/17/07      $   56,867      $  144,308
Timothy K. Oakley ...............     13,094              .6             13.37      01/21/07      $  110,205      $  279,181
Timothy K. Oakley (1) ...........     25,000             1.1              9.75      04/17/06      $  135,145      $  333,255
Timothy K. Oakley ...............     75,000             3.3              3.63      12/17/07      $  170,606      $  432,924
James L. Chitkowski .............     13,369              .6             13.37      01/21/07      $  112,520      $  285,045
James L. Chitkowski (1) .........     10,000              .4              9.75      11/19/06      $   58,497      $  146,694
Carl A. Kammire .................     12,609              .5             13.37      01/21/07      $  106,123      $  268,840
Carl A. Kammire (1) .............     15,000              .7              9.75      11/02/05      $   76,693      $  187,003
Robert W. Henry .................          0             --                --             --              --              --
Richard L. Popp .................          0             --                --             --              --              --

---------
(1) Deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of previously issued options. For a discussion of the repricing of options, see "Repricing of Options".

(2) Options to acquire an aggregate of 2,303,072 shares of Common Stock of the Company were granted to all team members during 1997, including 805,253 options deemed to be granted pursuant to the repricing, effective as of April 2, 1997, of previously issued options. For a discussion of the repricing of options, see "Repricing of Options". Options to acquire an additional 4,000 shares of Common Stock were granted to nonemployee Directors of the Company during 1997.

(3) The potential realizable value of the options reported above was calculated by assuming 5% and 10% annual rates of appreciation of the Common Stock of the Company from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Common Stock of the Company. The Company chose not to report the present value of the options because the Company does not believe any formula will determine with reasonable accuracy a present value because of unknown or volatile factors. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Common Stock during the option period and the timing of exercise of the options.


Stock Options Exercised During Fiscal Year and Year End Values of Unexercised Options

     The following table sets forth information about the stock options exercised by the named executive officers of the Company during 1997. No stock appreciation rights were exercised by the named executive officers during 1997.

       Aggregated Option Exercises in Last Fiscal Year and FY-End Option



                                                                                                Value of Unexercised In-the-
                                                                    Number of Unexercised         Money Options at FY-End
                                                                    Options at FY-End (#)                     ($)
                                 Shares Acquired       Value     ---------------------------   -----------------------------
                                   on Exercise       Realized                                    Exercisable/Unexercisable
Name                                   (#)            ($)(1)      Exercisable/Unexercisable                 (2)
-----------------------------   -----------------   ----------   ---------------------------   -----------------------------
David E. Orr ................          0                0                0/400,000                       0/24,750
Salim A. L. Bhatia ..........          0                0              84,853/158,585                       0/0
J. Richard Jones ............          0                0              42,070/79,134                     0/12,375
Timothy K. Oakley ...........          0                0              2,500/125,594                     0/37,125
James L. Chitkowski .........          0                0                 0/33,369                          0/0
Carl A. Kammire .............          0                0              42,525/34,492                     32,597/28
Robert W. Henry .............          0                0                   0/0                             0/0
Richard L. Popp .............          0                0                   0/0                             0/0

---------
(1) Upon exercise of the option an option holder did not receive the amount reported above under the column Value Realized. The amounts reported above under the column Value Realized merely reflect the amount by which the value of the Common Stock of the Company on the date the option was exercised exceeded the exercise price of the option. The option holder does not realize any cash until the shares of Common Stock issued upon exercise of the options are sold.

(2) The value of the Common Stock of the Company at December 31, 1997 was $4.13 per share. Value was determined by taking the last sale price of the Common Stock of the Company on that date as reported by NASDAQ. The value of options was determined by subtracting the aggregate exercise prices of the options from the value of the Common Stock issuable upon exercise of the options.


Terms of 1997 Stock Option Grants to Executive Officers

     On January 21, 1997, options to purchase 111,496 shares of Common Stock were granted to the named executive officers with an exercise price of $13.37 per share pursuant to the Company's 1992 Nonqualified Stock Option Plan. The options become vested based upon the market price of the Company's Common Stock achieving certain performance objectives, subject to accelerated vesting upon sale of the Company. The options are exercisable upon vesting. None of the options are transferable and all options expire ten years after the date of grant, subject to early termination if employment terminates.

     On December 17, 1997, options to purchase 150,000 shares of Common Stock were granted as a retention grant to certain named executive officers with an exercise price of $3.63 per share pursuant to the Company's 1992 Nonqualified Stock Option Plan. The options are subject to a 4 year vesting schedule, with the first 25% vesting January 31, 1999, subject to employment on such date, and 6.25% vesting every 3 months thereafter, subject to employment, until fully vested in January 2002. The options are exercisable to the extent vested. None of the options are transferable and all options expire ten years after the date of grant, subject to early termination if employment terminates.

     For a discussion of certain stock options granted to Messrs. Orr and Bhatia, see "Employment Agreements".


Repricing of Options

     On March 27, 1997, the Board of Directors of the Company approved a repricing program for Underwater Options (as defined below) pursuant to which option exercise prices were reduced to $9.75 per share, the fair market value of the Corporation's Common Stock as of April 2, 1997. In the case of the executives of the Company, the reduction in exercise prices applied to less than one-third of their total outstanding options. The executives also agreed to postpone the vesting of their repriced options by one year in exchange for the repricing. All other terms of the options remained unchanged. The option repricing for employees other than the executives selected by the Board was not conditioned on postponing vesting. The repricing program did not apply to nonqualified stock options or options held by the nonemployee directors of the Company.

     The basis for the Board of Directors' determination to approve the repricing was that (i) the interest of the Company in providing a compensation incentive through the use of stock options would be adversely impacted as to employees whose incentive stock options had exercise prices substantially in excess of the market price of the Company's Common Stock ("Underwater Options"); (ii) in the Company's competitive environment, employees holding Underwater Options were seen to be vulnerable to being recruited by other employers who offer a more attractive incentive by granting stock options at current market prices; and (iii) the disruption to the Company's operations from the loss of key employees was perceived to be likely to have an adverse effect on the Company.

     The table below sets forth information concerning repricings of stock options held by any executive officer of the Company during the last ten completed fiscal years.


                        Ten-Year Option/SAR Repricings



                                                                                                               Length of
                                            Number of         Market Price of   Exercise Price      New     Original Option
                                      Securities Underlying    Stock at Time      at Time of     Exercise   Term Remaining
                                         Options Repriced       of Repricing       Repricing       Price      at Time of
Name                         Date              ($)                  ($)               ($)           ($)        Repricing
------------------------- ---------- ----------------------- ----------------- ---------------- ---------- ----------------
Salim A.L. Bhatia ....... 04/02/97           25,000          9.75              26.63            9.75       6.64
                          04/02/97           35,000          9.75              25.25            9.75       8.24
                          04/02/97           45,000          9.75              18.00            9.75       8.75
Timothy K. Oakley ....... 04/02/97           25,000          9.75              23.50            9.75       9.14
James L. Chitkowski ..... 04/02/97           10,000          9.75              16.50            9.75       9.63
Carl A. Kammire ......... 04/02/97           15,000          9.75              17.50            9.75       8.64
David J. McLean ......... 04/02/97           20,000          9.75              16.50            9.75       7.02
Kris Nasta .............. 04/02/97           30,000          9.75              19.13            9.75       7.02
J. Richard Jones ........ 04/02/97           22,500          9.75              25.25            9.75       8.24

Directors' Stock Option Plan

     The Board of Directors of the Company approved the Directors' Stock Option Plan (the "Formula Plan") on March 23, 1994. The Formula Plan was approved by the stockholders of the Company on May 23, 1994. The Formula Plan was established to allow the Company to grant stock options to compensate Directors of the Company who are not full-time team members of the Company ("Eligible Directors") while at the same time allowing for disinterested administration of the other stock option plans of the Company under Rule 16b-3 of the Securities and Exchange Commission. If the stockholders approve the BroadBand Technologies, Inc. Equity Compensation Plan, there will not be any additional grants under the Formula Plan. See "Stock Option Plans and Equity Compensation Plan".

     An aggregate of 100,000 shares of Common Stock may be issued pursuant to options awarded under the Formula Plan. The Formula Plan is administered by the Compensation Committee of the Company (the "Committee"), but the number of shares subject to options for each Eligible Director, termination, vesting, exercise, the date of issuance and the exercise price of options are fixed by the terms of the Formula Plan.

     The Formula Plan provides that each Eligible Director is initially granted options to acquire 10,000 shares of Common Stock of the Company (the "Initial Grant"). In addition, on the date of the annual meeting of stockholders, each Eligible Director is granted options to purchase an additional 1,000 shares of Common Stock of the Company (the "Annual Grant"). Effective as of March 17, 1998, annual grants are made to each Eligible Director of options to purchase 5,000 shares and options to purchase 10,000 shares will be granted to a new Director upon the election of the new Director. The exercise price of all options granted under the Formula Plan equals the fair market value of the Common Stock of the Company on the date of grant.

     Initial Grants to Eligible Directors in 1994 were reduced to less than 10,000 shares for certain Directors whose options under the Nonqualified Plan (described below) had not vested. To date, Mr. Clark has been granted options for 19,000 shares, Dr. Lee has been granted options for 21,500 shares, Dr. Hutchins has been granted options for 24,000, Mr. McLernon (who resigned as a member of the Company's Board of Directors, effective as of January 26, 1998) was granted options for 9,000 shares, Mr. Boswell (who resigned as a member of the Company's Board of Directors, effective as of May 20, 1997) was granted options for 10,500 shares. Each Eligible Director will be granted options for 5,000 shares on May 19, 1998.

     Initial Grants vest in three equal installments except that the Initial Grants made in 1994 vest in accordance with categories in the Formula Plan based on the service provided to the Company by each Eligible Director prior to the Initial Grant. Annual Grants vest in all cases on the date of the annual meeting of stockholders of the Company that follows the date of the Annual Grant.

Retirement Savings Plan

     The Company has a retirement savings plan for its team members that is intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code. Eligible team members are permitted to contribute to the retirement savings plan through payroll deductions within statutory limitations and subject to limitations included in the retirement savings plan. The Company matches fifty percent (50%) of the first 6% of salary deferrals of participants in the retirement savings plan. In 1997, the Company converted administration of and investment of assets held under the 401(k) plan from Paine Webber to Fidelity Institutional Retirement Services Company to enhance its competitiveness and reduce administration burden and costs.


Flexible Benefits Plan

     The Company has a flexible benefits plan for its team members that is intended to qualify under Section 125 of the Internal Revenue Code. Eligible team members are entitled to deduct team member-paid premiums for the Company's group medical plan from pre-tax salary subject to any limitations included in the flexible benefits plan and under applicable law.


Compensation Committee Interlocks and Insider Participation

     Until January 26, 1998, the members of the Compensation Committee of the Board of Directors were Mr. Clark (Chairman) and Mr. McLernon (who resigned as a member of the Company's Board of Directors, effective as of January 26,
1998). Since January 26, 1998, Mr. Clark (Chairman) and Dr. Lee have been the members of the Compensation Committee. Mr. Clark and Dr. Lee are nonemployee directors; Mr. McLernon was a nonemployee director.


Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The Compensation Committee reviews and recommends salary and bonus incentives for executives, and reports such as recommendations to the Board for consideration and approval. The Compensation Committee also administers the Company's 1988 Incentive Stock Option Plan, the 1992 Nonqualified Stock Option Plan, and the Directors' Stock Option Plan for the purpose of securing and retaining team members and others who provide services of value to the Company.


     The strategy-guiding recommendations and actions of the Committee, the actions taken and a description of the effect on the 1997 compensation of Mr. Bhatia, President and CEO of the Company during the first quarter of 1997 and Mr. David E. Orr, President and CEO effective April 1, 1997 are discussed below:


Compensation Strategy

     The Committee is responsible for ensuring that executive compensation is based on objective measures of performance by the Company, the individual, and where appropriate, the organizational unit. The Committee also believes that compensation should vary with corporate performance and should be driven by the long-term interests of the stockholders. The compensation strategy being followed by the Committee is based on the following principles:

       -- Base salary ranges at all levels should be competitive and movement within the range should reward performance and contribution to the Company.


       -- Bonus compensation should become a larger part of total compensation as the Company grows and/or as a team member takes on greater responsibilities; payouts should be based on performance relative to well-defined targets and measures that influence growth in the value of the Company's stock.

       -- Stock options and other forms of equity interest should be granted broadly within the Company: they promote and increase personal interest in the welfare of the Company, and encourage team members to think and act like owners; the specific agreements should have terms that encourage continued employment, and should provide long-term incentives for all participating team members, thereby aiding its continued growth and financial success.

       -- Retirement and benefit packages should be competitive and designed to promote career commitment to the Company.

     The compensation program for executives is composed of four key elements: base salary, annual bonus, equity ownership, and retirement plan benefits. For the executive officer levels, competitive compensation levels are established by reviewing both published survey data and the practices of a custom compensation peer group of companies believed to be similar to the Company in terms of industry focus. The base salary, bonus structure and equity portions were reviewed by an independent consultant in 1997. The Committee adopted the recommendation to benchmark total compensation opportunities (base salaries, annual incentives and long term incentives) at the 50th percentile market consensus for companies with annual revenues of approximately $250 million. Although this is substantially higher than the Company's current revenue base, it is more representative of the types of companies that the Company competes with for executive talent.

     In terms of compensation mix, the Company is relying primarily on heightened levels of annual and long term incentives, as opposed to higher base salaries, as the primary means of achieving a market-competitive status. This results in a substantial risk profile for the Company's executive compensation, which seems appropriate given the current disparity between the Company's revenue size and performance history relative to that of peer group companies. With the exception of Mr. Orr, overall base salaries and total cash compensation remained less than competitive to that of peer group companies throughout 1997.

     The annual performance-based equity payout, initiated in 1996, was also reviewed by an independent consultant in 1997. The Committee adopted the recommendation to heighten the levels of long-term incentives in light of peer group practices and the goals of the Company's executive officer compensation mix. Performance is measured by the Company's trading stock price, compared to market expectations for the same custom peer group. Options vest based on growth in the Company's stock price if that growth rate is better than that of companies in the telecommunications equipment industry.


Compensation Actions

     In determining the annual compensation shown in the salary column of the Summary Compensation Table, the Committee reviewed recommendations from an independent compensation consultant and the reward opportunity most likely to align interests of both the executive and the stockholders, with adjustments made based on corporate and individual performance and responsibilities.

     Target awards were set based on annual financial, strategic and individual goals approved by the Committee at the beginning of 1997. Results achieved in 1997 were significantly below target levels and are reflected in the bonus column of the compensation tables as zero for Messrs. Bhatia, Jones, Kammire and Oakley. Mr. Chitkowski, who replaced Mr. Henry as Vice President of Sales and Marketing in March 1997 was paid a bonus in the form of a sales advance to be credited against any bonus, commissions or sales incentives received in 1997. In 1996 Mr. Henry's bonus was determined by the Company Bonus Plan and a Sales Incentive Plan under which target awards were set based on sales and orders achieved by him and the Sales Department.

     Stock options are granted broadly within the Company. Options generally vest in installments over a number of years to encourage team members to remain employed by the Company. In January 1997 the Committee granted the performance-based equity payout for executives based on 1996 performance. None of these options have vested.

     The Company experienced an unusually high attrition rate in 1997 due to increased competition for talent and uncertainty about the future of the Company, as well as delays in the marketplace and in finalizing a strategy. In December 1997 the Committee implemented a retention grant for executives and all other full time regular employees. Larger than typical annual grants, the retention grant will cover a two year grant period while the Company focuses on product development opportunities. Also, the Committee granted additional options to promoted team members and certain key contributors in 1997.

     The retirement and welfare benefits provided to executives are competitive and provided to all team members. This includes their participation in the Retirement Savings Plan (401(k) plan) for which the Company matches 50% of the first 6% of a team member's salary deferrals. In 1997, the Company converted administration of and investment of assets held under the 401(k) plan from Paine Webber to Fidelity Institutional Retirement Services Company to enhance its competitiveness and reduce administration burden and costs. In addition, the Company moved to a partially self-funded medical and dental insurance plan and realized a first-year savings of $129,000 with no decrease in benefits or service levels or increased costs to employees.


CEO Compensation

     Base Salary: In January 1997 Mr. Bhatia's annual salary was increased to $252,000 in recognition of 1996 performance. This is significantly less than competitive to market consensus levels for the CEO position but competitive to the Chairman of the Board market levels. Mr. Bhatia was named Chairman in April. Effective January 31, 1998, Mr. Bhatia departed from the Company and in accordance with his separation agreement, he will receive two years of his current base salary.

Mr. Bhatia's separation agreement includes certain provisions restricting his ability to compete with the Company or solicit the Company's employees, suppliers or customers for two years after he ceased to be employed by the Company.

     Mr. Orr was hired at an annual salary of $350,000 which is competitive to market consensus levels.

     Bonus: While the Company's ability to enhance its domestic market position and close new business was elusive in 1997, the Company, along with its partner, Lucent, secured bookings from RCN Telecom Services, Inc. a Competitive Local Exchange Carrier (CLEC). The Company also secured bookings from several key international companies -- ACTEW Corporation Ltd. in Australia, Telecom Italia in Italy, Telefonica de Espana, S.A. in Spain, Swisscom International in Switzerland and Bezeq, The Israel Telecommunication Corp. Ltd. In addition, the Company made very good progress in meeting key product development goals as well as exceeding material margin goals for all product shipments of the FLX system. However, the Committee determined the Company did not achieve sales volumes as expected. Mr. Bhatia's zero bonus is consistent with that determination.

     Mr. Orr's $175,000 bonus will be paid in accordance with the terms of his Employment Agreement in April, 1998.

     In 1997, the Company placed a signing bonus of $4,000,000 in trust for Mr. Orr. It will be distributed to him on the earlier of the fifth anniversary of his Employment Agreement or the termination of his employment by the Company without cause. If he voluntarily terminates his employment or the Company terminates his employment with cause before the fifth anniversary of his Employment Agreement, the trust will not be distributed to him. He will receive a pro rata portion of this amount upon an employment termination due to permanent disability. Interest on the amount deposited in the trust will accrue and be payable to him periodically.

     Stock Options: On January 21, 1997 Mr. Bhatia was granted 51,328 non-qualified stock options as part of the 1996 performance-based equity payout. None of these options were vested when he left the Company and all were canceled effective January 31, 1998. An additional 38,819 nonqualified stock options and 68,438 incentive stock options also were canceled January 31, 1998.


     As part of his employment agreement, Mr. Orr was granted 350,000 non-qualified stock options which will become exercisable upon meeting certain performance goals. He also was issued 80,000 shares of the Company's Common Stock which he will forfeit if his employment with the Company terminates for any reason prior to the fifth anniversary of the grant of the stock, unless the Company terminates him without cause. On December 17, 1997 Mr. Orr was granted 50,000 nonqualified stock options which will vest over 4 years.


Conclusion

     The Committee believes the quality of executive leadership makes a significant difference in the long-term performance of the Company, and that it is in the stockholders' interest to award compensation that rewards high expectations and continuous improvement, as long as there is risk when expectations are not met or when improvement does not occur. The Committee also believes incentives should relate to corporate performance to motivate all team members to think and act like owners in their desire to maximize shareholder value. The Committee believes the current compensation program is making progress toward these goals.



   The Compensation Committee:
   Richard P. Clark, Chairman
   Charles T. Lee

                               PERFORMANCE GRAPH

     The graph below is a line presentation on an indexed basis for the period commencing on July 1, 1993 (the initial trading date of the Company's Common Stock) and ending on February 28, 1998, comparing the Company's cumulative stockholder return for that period to the cumulative total return of The NASDAQ Stock Market (US) and the NASDAQ Non-Financial Stocks. The total return is based on a $100 investment on July 1, 1993 and assumes the dividends were reinvested quarterly.


                   COMPARATIVE FIFTY-SIX MONTH TOTAL RETURNS
                    July 1, 1993 through February 28, 1998
                       For BroadBand Technologies, Inc.,
                         NASDAQ Stock Market (US) and
                          NASDAQ Non-Financial Stocks

[Performance Graph appears here with the following plot points]

               7/1/93         12/31/93       12/31/94       12/31/95       12/31/96       12/31/97       2/28/98
               ------         --------       --------       --------       --------       -------        -------
Broadband      $100.00        $111.40        $107.01        $57.02         $51.75         $14.47         $22.59

NASDAQ Stock
Market (US)    $100.00        $110.43        $107.94        $152.65        $187.77        $230.47        $224.85

NASDAQ
Non-Financial  $100.00        $112.05        $107.74        $150.15        $182.41        $214.20        $246.79


                STOCK OPTION PLANS AND EQUITY COMPENSATION PLAN

Summary

     The Company currently maintains three stock option plans: (i) the 1988 Incentive Stock Option Plan (the "ISO Plan"), (ii) the 1992 Nonqualified Stock Option Plan (the "Nonqualified Plan"), and (iii) the Directors' Stock Option Plan (the "Formula Plan") (collectively, the "Existing Plans"). As of December 17, 1997, the Company did not have sufficient shares available under either the ISO Plan or the Nonqualified Plan to grant options to the Company's team members. On December 17, 1997, the Board of Directors voted (subject to stockholder approval) to add 200,000 shares, which would increase the maximum number of shares of Common Stock issuable under the ISO Plan to 2,350,000 and to add 150,000 shares, which would increase the maximum number of shares of Common Stock issuable under the Nonqualified Plan to 800,000, to ensure that the Company would have sufficient shares available to grant options to the Company's team members.

     Following the Board's approval of the increase of the maximum number of shares of Common Stock issuable under the ISO Plan and the Nonqualified Plan, the Compensation Committee recommended that the Company consolidate its existing stock option plans in a single equity compensation plan to provide the Company greater flexibility in the administration of the Company's equity compensation program. The Board then voted on March 17, 1998, to approve the BroadBand Technologies, Inc. Equity Compensation Plan, which provides for the issuance of up to 250,000 shares of Common Stock, subject to adjustment as described below.

     The following table summarizes the number of shares available for future grants under each of the Existing Plans (including the December 17, 1997 increases to the ISO Plan and the Nonqualified Plan, which remain subject to stockholder approval), as of April 1, 1998:




                                                              Number of Shares Available
Plan                                                      for Future Grants at April 1, 1998
-------------------------------------------------------- -----------------------------------
      Nonqualified Plan ................................               162,947
      ISO Plan .........................................                58,698
      Formula Plan .....................................                36,834
                                                                       -------
      Total Existing Plans .............................               258,479
      Equity Compensation Plan (1) .....................               250,000
                                                                       -------
      Total Available for Future Grants Under All Plans                508,479

---------
(1) The Equity Compensation Plan will not become effective until May 19, 1998, subject to stockholder approval.

     If the Company does not issue any options under the Existing Plans between April 1, 1998, and the date of the Company's Annual Meeting of Stockholders, the 258,479 available shares under the Existing Plans will be transferred to the Equity Compensation Plan upon approval of the Equity Compensation Plan by the Company's stockholders, thereby increasing the number of shares issuable pursuant to the Equity Compensation Plan to 508,479 shares. The Existing Plans would remain in effect with respect to all options previously granted by the Company pursuant to the Existing Plans. However, if options previously granted under the Existing Plans expire, are canceled or are forfeited, the shares of Common Stock that become available following such expirations, cancellations or forfeitures will automatically transfer and become available for issuance under the Equity Compensation Plan. Upon approval of the Equity Compensation Plan by the Company's stockholders, all stock options granted by the Company will be granted under the Equity Compensation Plan and no options will be granted under any of the Existing Plans, which will terminate at that time as to future grants


                                   PROPOSAL 3

                           EQUITY COMPENSATION PLAN

     The Board of Directors has adopted the Equity Compensation Plan described below, subject to stockholder approval.

     The Board of Directors recommends a vote FOR the proposal to approve the adoption of the Equity Compensation Plan.

     The ability to offer stock through options or other equity-based compensation awards has been and will continue to be a necessary and beneficial method by which the Company can retain the services of employees and attract competent personnel. The Board of Directors believes that the Equity Compensation Plan will continue to promote the growth and prosperity of the Company by providing team members and others with an additional incentive to contribute their best efforts to the Company. The Board of Directors believes that equity-based compensation awards create this incentive by providing the recipient with an opportunity to acquire a proprietary interest in the Company and thereby providing a means to participate in the future growth of the Company.

     Described in the following section are some of the material terms of the Equity Compensation Plan.


Description of Plan

     The following description of the Equity Compensation Plan is merely a summary of some of its terms and provisions, is not intended to be a complete description of the Equity Compensation Plan, and is qualified in its entirety by reference to the full text of the plan, a copy of which is attached as Appendix A to this Proxy Statement.

     The Equity Compensation Plan is not generally subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Equity Compensation Plan is not a qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").


     Nature and Purpose

     The Equity Compensation Plan provides for the grant of a number of different types of equity-based compensation awards under one plan. Awards under the Equity Compensation Plan may be made to participants in the form of incentive stock options, nonqualified stock options, restricted stock and other forms of equity-based compensation as may be provided and are permissible under the Equity Compensation Plan.

     The Equity Compensation Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other similar companies with respect to executive and non-executive compensation.


     Administration

     The Equity Compensation Plan will be administered by the Compensation Committee (the "Committee"). Members of the Committee are to be appointed by the Board from among its members who are "non-employee directors", as required under Rule 16b-3, to serve at the pleasure of the Board, and may be removed by the Board in its discretion. The Committee has the exclusive right to interpret, construe, and administer the Equity Compensation Plan and to select the persons eligible to receive awards. The Committee will determine the number of stock options or shares of stock subject to an award and the form, terms, conditions, and duration of each award. The Committee's decisions will be conclusive, final and binding upon all parties.

     The Committee is given broad discretion under the Equity Compensation Plan to make adjustments to awards under the plan upon any extraordinary event affecting the Company or its financial condition or performance, including, for example, recapitalization or merger transactions or a change in control or potential change in control of the Company. See " -- Securities to be Offered," " -- Types of Awards," and " -- Effects of Change in Control" below. In addition, the Committee has full power and authority to determine whether, to what extent and under what circumstances any award under the Equity Compensation Plan may be canceled or suspended.


     Securities to be Offered

     An aggregate of 250,000 shares will be available to be issued pursuant to the awards granted under the Equity Compensation Plan, plus the following with respect to the BroadBand Technologies, Inc. 1988 Incentive Stock Option Plan, the BroadBand Technologies, Inc. 1992 Nonqualified Stock Option Plan and the BroadBand Technologies, Inc. Directors' Stock Option Plan (collectively, the "Option Plans"): as of the effective date of termination of an Option Plan, (i) the number of shares of Common Stock that are authorized for future issuance under such Option Plan on such date, and (ii) any shares of Common Stock represented by outstanding stock options under such Option Plan on such date that subsequently expire, are canceled or are forfeited without the delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company will be available for issuance pursuant to the Equity Compensation Plan. Such shares of Common Stock shall be made available from authorized and unissued shares. The last sale price of the Common Stock of the Company on April 1, 1998, as reported on The Nasdaq Stock Market, was $7.63 per share.

     To the extent any shares of Common Stock or performance shares awarded or subject to purchase under the Equity Compensation Plan are not delivered or purchased, or are reacquired by the Company, such shares or performance shares will not be charged against the aggregate number of shares available for awards under the Equity Compensation Plan and may again be awarded under the plan. This would occur, for example, upon a forfeiture of restricted stock or termination, expiration, or cancellation of a stock option, stock right, or performance share under the Equity Compensation Plan, or any other termination of an award without payment being made in the form of Common Stock.

     Proportionate and equitable adjustments will be made by the Committee upon the occurrence of certain events that result in changes in the outstanding shares of Common Stock or that result in exchanges of shares of Common Stock for a different number or class of Common Stock or other securities of the Company or another corporation. These events include without limitation a reorganization or recapitalization of the Company or reclassification of its shares, stock split-up, stock dividend, or consolidation of shares of Common Stock, merger, consolidation, or sale of assets of the Company, or any distribution to stockholders other than a cash dividend. Under such circumstances, adjustments may be made by the Committee in the limitation on the aggregate number of shares of Common Stock that may be awarded under the Equity Compensation Plan, the number and class of shares that may be subject to an award, the purchase price for shares of Common Stock under outstanding stock options, and the number of shares to be transferred in settlement of outstanding stock rights, and the terms, conditions, or restrictions of any award or award agreement, including the price payable for the acquisition of Common Stock.

     The Committee is also authorized to make adjustments in performance-based criteria or in the terms and conditions of other awards under the Equity Compensation Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations, or accounting principles. The Committee may also correct any defects or omissions or reconcile any inconsistencies in the Equity Compensation Plan or any agreement evidencing an award under the Equity Compensation Plan in the manner and to the extent it shall deem desirable to carry it into effect. Moreover, the Committee may, in its discretion, make such adjustments in the terms of awards under the Equity Compensation Plan as it deems appropriate if the Company assumes any outstanding employee benefit plans or awards or the right or obligation to make future awards in connection with the acquisition of any other entity.


     Eligible Participants

     The Committee has the exclusive right to determine those persons eligible to participate in the Equity Compensation Plan and shall select the persons eligible to receive awards. Subject to the foregoing, any team member of the Company, as well as any other person, including directors, may participate in the Equity Compensation Plan if the Committee determines such participation is in the best interest of the Company, subject to any limitations as may be provided by applicable law or the Committee. As of April 1, 1998, the Company had approximately 290 full-time employees, 4 part-time employees and 5 directors, 2 of whom were not employees of the Company as of such date.


     Types of Awards

     The Committee is provided broad discretion to determine the terms and conditions of the various types of awards under the Equity Compensation Plan. Each award granted will be evidenced by a written agreement setting forth the terms and conditions of the award. Each such agreement will also be subject to and incorporate the applicable terms and conditions of the Equity Compensation Plan and any other terms and conditions, not inconsistent with the Equity Compensation Plan, required by the Committee. The various forms of awards that may be made to participants under the Equity Compensation Plan are described below.


     Incentive Stock Options

     The Company is authorized to grant incentive stock options ("ISOs") that may be entitled to favorable tax treatment under Section 422 of the Code. See " -- Tax Effects of Equity Compensation Plan Participation" below. ISOs may be granted to eligible participants under the Equity Compensation Plan at such time or times as determined by the Committee until May 18, 2008, subject to certain conditions described below.

     The exercise price of an ISO under the Equity Compensation Plan may not be less than 100% of the fair market value of the Common Stock at the date of grant (110% for 10% owners of the Company). The fair market value of the Common Stock for any day in question will be determined for purposes of the Equity Compensation Plan based upon the closing price of the Common Stock as reported on the exchange on which the Common Stock is traded if the Common Stock is traded on an exchange or on The Nasdaq Stock Market if the Common Stock is traded on The Nasdaq Stock Market, provided at least 100 shares of Common Stock were sold on such date. If there was not a sale of at least 100 shares of Common Stock that day, then the fair market value shall be determined based on the closing price of the Stock on the last day on which there was a sale of at least 100 shares of Common Stock. The Committee is also authorized to establish an alternate method of determining fair market value of the Common Stock.

     An ISO and any related stock right, if any, granted under the Equity Compensation Plan must be exercised in whole or in part from time to time within 10 years from the date of grant (5 years for 10% owners of the Company), or such shorter period specified by the Committee corresponding in the award agreement. Upon a termination of employment of the optionee with the Company, as determined by the Committee in its discretion, the ISO, and any related stock right, will lapse and cease to be exercisable upon, or within such period following, the termination of employment, as determined by the Committee and provided in the award agreement. In no event, however, can the period of time during which an ISO or related stock right remains exercisable following a termination of employment exceed three months, unless employment is terminated because of death or disability of the optionee. Following death or disability, the period of time during which an ISO or related stock right may be exercised cannot exceed one year after the date of death or disability. In no event can the period of time following a termination of employment during which an ISO or related stock right may be exercised extend beyond the original exercise period of the ISO or related stock right.

     The amount of ISOs which are first exercisable by any one participant in any year which may receive favorable tax treatment as ISOs is limited. To the extent that the aggregate fair market value of the shares of Common Stock with respect to which ISOs are first exercisable during any calendar year by an eligible participant exceeds $100,000, such options shall be treated as NQSOs. Similar treatment applies in the event the exercise of an ISO is accelerated by reason of change of control. See "Effects of Change in Control" below. The aggregate fair market value of the Common Stock for these purposes is determined as of the date the ISO is granted.

     Subject to the limitation on the maximum number of shares of Common Stock that may be issuable pursuant to the Equity Compensation Plan, as discussed under "Securities to be Offered" above, the maximum number of shares of Common Stock may be subject to ISO awards under the Equity Compensation Plan. An ISO granted under the Equity Compensation Plan will also be subject to such other terms and conditions which the Committee deems necessary to impose in order to qualify the ISO under Section 422 of the Code, as well as any other terms and conditions not inconsistent with the ISO provisions of the Equity Compensation Plan as determined by the Committee.

     The Committee may combine awards of ISOs to participants under the Equity Compensation Plan with other awards under the Equity Compensation Plan and may provide that all or part of the shares of Common Stock to be issued upon the exercise of an ISO will take the form of deferred stock or restricted stock, as provided for under the Equity Compensation Plan and described below.


     Nonqualified Stock Options

     The Company may also grant nonqualified stock options ("NQSOs") to eligible participants to purchase shares of Common Stock at such time or times as determined by the Committee. These stock options will not be eligible for the favorable tax treatment available to ISOs under Section 422 of the Code.

     The exercise price of a NQSO under the Equity Compensation Plan will be as established by the Committee in the agreement evidencing the award. Such exercise price will not be limited under the Equity Compensation Plan and may be less than 100% of the fair market value at the time of grant. Thus, discounted stock options providing for an exercise price of less than the fair market value of the Stock at the date of the award may be granted as NQSOs under the Equity Compensation Plan.

     A NQSO under the Equity Compensation Plan, and its related stock right, if any, will be exercisable in full or in part from time to time as specified by the Committee or in the corresponding award agreement. Upon termination of employment of the optionee, the NQSO and any related stock right will lapse and cease to be exercisable upon, or within such period following, such termination of employment, as determined by the Committee and specified in the award agreement.

     A NQSO may also be subject to such other terms and conditions, not inconsistent with the Equity Compensation Plan, as determined by the Committee and specified in the award agreement.


     Stock Appreciation Rights

     The Committee is empowered under the Equity Compensation Plan to grant a stock appreciation right (an "SAR") to an eligible participant in connection with an ISO or a NQSO. SARs may also be granted independent of any related stock option.

     A SAR is a stock right granted under the Equity Compensation Plan that provides for an amount payable in shares of Common Stock and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share of Common Stock on the date the stock right is exercised over the exercise price of the SAR or the exercise price of a related stock option to purchase a share of Common Stock. Thus, a SAR granted in conjunction with a stock option will entitle the participant, within the period specified for the exercise of the stock option, to surrender the unexercised stock option, or a portion thereof, and receive in lieu thereof a payment in cash or shares of Common Stock having an aggregate value equal to the amount by which the fair market value of each share of Common Stock exceeds the exercise price per share of Common Stock under the stock option, times the number of shares of Common Stock under the stock option, or portion thereof, that is surrendered.

     Any SAR granted under the Equity Compensation Plan in conjunction with a stock option will be subject to the same terms and conditions as the related stock option, including limits on transferability, and will be exercisable only to the extent the stock option is exercisable. If the related stock option terminates or lapses, the SAR will also terminate or lapse. Upon exercise of a SAR, the number of shares subject to exercise under any related stock option will be reduced automatically by the number of shares of stock represented by the related stock option (or portion thereof) that is surrendered. The grant of SARs related to ISOs under the Equity Compensation Plan must be concurrent with the grant of the related ISOs. For NQSOs, the grant of a related SAR may either be made concurrently with the grant of the NQSO or may be made in connection with NQSOs previously granted that are unexercised and have not terminated or lapsed.

     In addition to the foregoing restrictions, a person subject to Section 16(b) of the Act will be subject to a number of additional requirements imposed by Rule 16b-3, promulgated by the SEC under the Act, in connection with the exercise of a SAR.

     The Committee is also empowered under the Equity Compensation Plan, in its sole discretion, to grant limited stock appreciation rights ("Limited SARs"), which will become exercisable only upon a change in control, as defined in the Equity Compensation Plan, subject to such terms and conditions as the Committee, in its sole discretion, may specify. Such Limited SARs may be settled only in cash. For further information on Limited SARs and other aspects of the Equity Compensation Plan, which may be triggered by virtue of a change in control of the Company, see " -- Effects of Change in Control" below.


     Incidents of Stock Options and Stock Rights

     Each stock option (ISO or NQSO) and stock right (SAR or Limited SAR) granted under the Equity Compensation Plan will be subject to such terms and conditions, not inconsistent with the Equity Compensation Plan, as may be determined by the Committee. Such provisions, for example, may require the continued employment of a participant as consideration for the grant or exercise of a stock option or stock right.

     A stock option or stock right under the Equity Compensation Plan will not be transferable by the participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code and the Employee Retirement Income Security Act, and will be exercisable during the lifetime of the participant only by the participant or his or her guardian or legal representative. In addition, the Committee may, in its discretion, permit the transfer, without payment of consideration, of a NQSO by a participant to a member of the participant's immediate family or to a trust or partnership whose beneficiaries are members of the participant's immediate family. In such case, the NQSO shall be exercisable only by such transferee.

     The purchase price for shares of Common Stock upon exercise of a stock option under the Equity Compensation Plan will be payable in such amounts, at such times, and upon such terms as will be determined by the Committee. The Committee may establish payment terms for the exercise of stock options that permit the participant to deliver shares of Common Stock with a fair market value equal to the stock option exercise price as payment upon exercise of a stock option.

     No cash dividends will be paid on shares of Common Stock subject to unexercised stock options under the Equity Compensation Plan. The Committee, however, may, in its discretion, provide for the payment of "dividend equivalents" on shares of Common Stock subject to an exercisable stock option under the Equity Compensation Plan. The Committee may also, in its discretion, authorize payment of "interest equivalents" on dividend equivalents under the Equity Compensation Plan.

     To the extent a participant may be required to pay the Company amounts with respect to income and employment tax withholding in connection with the exercise of a NQSO and/or with respect to certain dispositions of Common Stock acquired upon exercise of an ISO, the Committee, in its sole discretion, may permit the participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total fair market value of the applicable shares of Common Stock be paid in cash in lieu of the issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations. Certain restrictions, however, will be applicable with respect to this feature of the Equity Compensation Plan for participants subject to Section 16(b) of the Exchange Act and Rule 16b-3 thereunder.


     Restricted Stock

     Restricted stock awards may be made to participants under the Equity Compensation Plan as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Company may award restricted stock either alone, in addition to, or in tandem with other awards granted under the Equity Compensation Plan and/or cash payments made outside of the Equity Compensation Plan.

     A restricted stock award under the Equity Compensation Plan will be an award of Common Stock issued with the restriction that the holder may not sell, transfer, pledge, or assign such stock and with such other restrictions as the Committee, in its sole discretion, may impose. These other restrictions may include without limitation, a restriction on the right to vote such shares to the extent, if any, such shares possess voting rights and the right to receive cash dividends. The restrictions may lapse separately or in combination and at such time or times as the Committee may determine appropriate.

     In addition to determining the applicable restrictions on restricted stock, which restrictions may include service or performance restrictions, the Committee may also in its discretion determine the purchase price, if any, to be paid for such restricted stock, the length of the time during which the restrictions will apply, and whether dividends and other distributions on the restricted stock will be paid currently to the participant or paid to the Company for the account of the participant.

     A participant receiving an award of restricted stock under the Equity Compensation Plan must accept the award within 60 days, or such shorter period as the Committee may specify, after the date of the award, by executing an award agreement and paying the purchase price, if any, for the restricted stock. Upon termination of employment of a participant with the Company prior to the lapse of restrictions, all shares of restricted stock then held by the participant will be forfeited, unless otherwise provided in the award agreement or determined by the Committee.

     Except as otherwise provided in the Equity Compensation Plan, no shares of restricted stock received by a participant may be sold, exchanged, transferred, pledged, or otherwise disposed of during the restriction period. The Committee in its discretion may waive applicable restrictions in cases of special circumstances. In its discretion, the Committee may also waive any remaining restrictions on restricted stock upon hardship or other special circumstances of a participant whose employment with the Company is involuntarily terminated.


     Unless otherwise provided, a participant receiving an award of restricted stock will have all the rights of a holder of the Common Stock with respect to such restricted stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends thereon. The Committee may require, however, that any dividends be deferred automatically and reinvested in additional restricted stock or may require that dividends and other distributions on restricted stock be paid to the Company for the account of the participant. If all of the restrictions applicable to restricted stock expire without a forfeiture of the restricted stock, unrestricted certificates for such shares will be delivered to the participant.


     To better ensure that award payments actually reflect performance of the Company and the service of the participant, the Committee in its discretion may provide for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock, to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.


     Deferred Stock

     The Equity Compensation Plan also empowers the Company to issue shares of deferred stock to participants under the plan. Deferred stock awards may be issued either alone or in addition to other awards granted under the Equity Compensation Plan, as determined by the Committee in its sole discretion. The Committee is empowered to determine the individuals to whom, and the time or times at which, awards of deferred stock may be made, the number of shares to be awarded, the price, if any, to be paid for the deferred stock, the time or times within which such awards may be subject to forfeiture, whether shares of deferred stock will accrue cash dividend equivalents, and all other conditions of the deferred stock awards. The Committee may also condition awards of deferred stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

     Subject to the provisions of the Equity Compensation Plan and the applicable award agreement, deferred stock awards may not be sold, transferred, pledged, assigned, or otherwise encumbered during the deferral period, as specified by the

Committee. Upon the expiration of the deferral period, certificates for shares of Common Stock will be delivered to the participant representing the number of shares of Common Stock covered by the deferred stock award. The Committee, in its discretion, however, at or after grant, may accelerate the vesting of all or any part of any deferred stock award and/or may waive the deferral limitations for all or any part of such award.

     Upon termination of employment of a recipient of a deferred stock award with the Company, the deferred stock covered by an award will be forfeited by the participant, unless otherwise provided in the Equity Compensation Plan or the applicable award agreement. The Committee in its discretion, however, at or after grant, may provide for accelerated vesting in the event of special circumstances as determined by the Committee. The Committee may also require that a certain percentage of the fair market value of deferred stock shares be paid in the form of cash in lieu of shares of Common Stock and that such cash payment be applied to the satisfaction of all applicable federal and state income and employment tax withholding obligations that arise at the time the deferred stock becomes free of all restrictions.

     A participant receiving a deferred stock award may elect to further defer receipt of deferred stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Unless otherwise determined by the Committee, such election must be made at least 12 months prior to completion of the deferral period for the deferred stock award in question, or for the applicable installment of such an award.

     To better ensure that the award actually reflects the performance of the Company and the service of the participant, the Committee, in its discretion, may provide for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock, to the recipient of a restricted stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


     Stock Awards

     The Company may grant an award of Common Stock under the Equity Compensation Plan in payment of compensation that has been earned or as compensation to be earned, including without limitation, compensation awarded concurrently with or prior to the grant of the stock award. In determining the value of the stock award, the shares of Common Stock subject to such award will be valued at not less than 100% of the fair market value of such shares of Common Stock on the award date, regardless of whether such shares of Common Stock are then issued or transferred to the participant and whether or not such shares of Common Stock are subject to restrictions that affect their value.

     Shares of Common Stock subject to a stock award may be issued to the participant at the time the award is granted, or at any time subsequent thereto, or in installments from time to time, as determined by the Committee. To the extent the shares of Common Stock subject to a stock award are not issued to the participant at the time the award is granted, dividend equivalents may be issued to the participant as determined by the Committee. In the Committee's discretion, any issuance payable in shares of Common Stock under a stock award may be paid in cash on the date delivery of shares would otherwise have been made.

     A stock award will be subject to such terms and conditions, including without limitation, restrictions on the sale or other disposition of the stock award or the shares of Common Stock issued pursuant thereto, as determined by the Committee. Upon issuance of shares to a participant pursuant to a stock award, the participant will become a holder of the Common Stock fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all of the rights of a shareholder, except to the extent otherwise provided in the stock award.


     Performance Shares

     Awards of performance shares may be made to participants under the Equity Compensation Plan as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of performance shares may be made either alone, in addition to, or in tandem with other awards granted under the Equity Compensation Plan and/or cash payments made outside of the Equity Compensation Plan.

     A performance share under the Equity Compensation Plan will be an award of a unit valued by reference to a designated number of shares of Common Stock, which value may be paid to the participant by the delivery of such cash or Common Stock, or any combination thereof as determined by the Committee, upon achievement of such performance objectives during the applicable performance period as the Committee may establish at the time of the award grant or thereafter. The Committee in its sole discretion may determine the participants to whom awards of performance shares will be made, the performance period, and/or the performance objectives applicable to such awards, the form of settlement of a performance share, and any other terms and conditions of such awards. Performance periods may overlap, and participants may participate simultaneously with respect to performance shares for which different performance periods are prescribed.

     The Committee in its sole discretion will determine the performance objectives relating to awards of performance shares. These objectives may vary from participant to participant and between awards and will be based upon such performance criteria or combination of factors as the Committee may deem appropriate. For example, such performance criteria may include minimum earnings per share or return on equity. The Committee is empowered to revise such performance objectives during the applicable performance period if significant events occur that the Committee expects to have a substantial effect on the applicable performance objectives during such period. The Committee may also provide for the proration of performance shares if a participant terminates service with the Company during a performance period because of special circumstances in which the Committee, in its discretion, finds that a waiver is appropriate. If a participant terminates service with the Company during a performance period for any other reason, then such participant will not be entitled to any payment with respect to that performance period, unless otherwise determined by the Committee.

     The Committee is also authorized to approve requests by participants to defer payment of performance shares on terms and conditions approved by the Committee and set forth in an award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.


     Other Stock-Based Awards

     The Equity Compensation Plan also authorizes the grant of other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock. These other stock-based awards will include without limitation convertible preferred stock, convertible debentures, exchangeable securities, phantom stock, and stock-award options valued by reference to book value or performance. Other stock-based awards may be granted either alone or in addition to or in tandem with other awards granted under the Equity Compensation Plan and/or cash awards made outside of the Equity Compensation Plan.

     The Committee in its sole discretion is empowered to determine the participants eligible to receive other stock-based awards, the time or times at which such awards may be made, the number of shares of Common Stock subject to such awards, and all other terms and conditions of such awards. The provisions of other stock-based awards need not be the same with respect to each recipient.

     Shares of Common Stock subject to other stock-based awards may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses. Interest or dividend equivalents may be payable with respect to other stock-based awards in the discretion of the Committee. The Committee may also determine whether any other stock-based award will be subject to vesting or forfeiture provisions, and the effects of termination of employment upon such awards.


     Effects of Change in Control

     The Committee is granted broad discretion under the Equity Compensation Plan to deal with awards under the Equity Compensation Plan in the event of a change in control of the Company, as defined in the Equity Compensation Plan. For these purposes, a "change in control" will be deemed to have occurred if
(a) any person, including a group, but not the Company or any subsidiary or employee benefit plan thereof, consummates a tender or exchange offer for shares of the Common Stock pursuant to which at least 50% of the outstanding shares of the Common Stock are purchased, or such person, together with its affiliates and associates, becomes the beneficial owner of at least 50% of the Common Stock, or (b) the consummation of a merger or consolidation of the Company with or into another corporation if the Company's stockholders immediately prior to the transaction do not own at least 50% of the surviving company's outstanding stock immediately following the transaction, a sale or other disposition of all or substantially all of the Company's assets, or the liquidation of the Company, or (c) during any period of 24 consecutive months the incumbent directors at the beginning of such period cease for any reason other than death to constitute at least a majority of the Board, provided that a director will be deemed to be an incumbent director if such director, although not a director at the beginning of such 24-month period, was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors then qualified as incumbent directors.

     Upon the occurrence of a change in control, the Committee in its discretion may declare any and all then outstanding stock options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part. In addition, under such circumstances the Committee may also in its discretion declare the restrictions applicable to awards of restricted stock, or other stock-based awards to have lapsed. The Committee in its discretion may also direct that the value of all outstanding stock options, stock rights, restricted stock, deferred stock, performance shares, stock awards, and other stock-based awards, in each case to the extent vested, be cashed out on the basis of the change in control price, less the exercise price under such award, as of the date such change in control is determined to have occurred. For these purposes,

"change in control price" means the highest price per share of Common Stock paid in any transaction reported on The Nasdaq Stock Market or any exchange on which the stock is traded, or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the 60-day period immediately preceding, the occurrence of the change in control as determined by the Committee.

     In addition to the effects of a change in control upon an award under the Equity Compensation Plan, the plan also allows the Committee in its sole discretion to grant Limited SARs, which become exercisable only in the event of a change in control, subject to such terms and conditions as the Committee, in its sole discretion, may specify. Limited SARs will be settled solely in cash. A Limited SAR will entitle the holder of the related stock option to surrender such stock option, or any portion thereof, to the extent unexercised, and to receive a cash payment equal to the difference between the SAR fair market value, at the date of surrender, of a share of Common Stock for which the surrendered stock option or portion thereof is then exercisable, and the price at which a participant could exercise a related stock option to purchase the share of Common Stock. For these purposes, the "SAR fair market value" means a value established by the Committee for the exercise of an SAR or Limited SAR.


     Amendment and Termination

     The Equity Compensation Plan will continue in effect until terminated by the Company as provided in the Equity Compensation Plan. Notwithstanding the perpetual nature of the Equity Compensation Plan, ISOs may only be granted under the Equity Compensation Plan until May 18, 2008.

     Upon the recommendation of the Committee, or otherwise, the Board may amend the Equity Compensation Plan. To the extent required by Rule 16b-3 under the Exchange Act, no amendment to the Equity Compensation Plan may be made without approval by the Company's stockholders that would make certain changes, including altering the group of persons eligible to participate in the Equity Compensation Plan, increasing the maximum number of shares of Common Stock available for awards under the Equity Compensation Plan (except as otherwise provided in the Equity Compensation Plan), extending the period during which ISOs may be granted under the Equity Compensation Plan, limiting or restricting the powers of the Committee in administering the Equity Compensation Plan, changing the definition of participants eligible for ISOs or increasing the limit or value of shares of Common Stock for which eligible participants may be granted ISOs under the Equity Compensation Plan, materially increasing the benefits accruing to participants under the Equity Compensation Plan, materially modifying the requirements of eligibility for participation in the Equity Compensation Plan, or changing the amendment provisions of the Equity Compensation Plan.

     Notwithstanding the foregoing, no amendment to or discontinuation of the Equity Compensation Plan or any provision thereof may adversely affect any award previously granted to a participant under the Equity Compensation Plan, without the written consent of such participant. The Committee is empowered to determine whether an amendment or discontinuation adversely affects any existing award. Notwithstanding the foregoing, the Committee retains the power to (a) annul any award if the participant is terminated for cause as determined by the Committee, (b) provide for the forfeiture of shares of Common Stock or other gain under an award as determined by the Committee for competing against the Company, and (c) convert any outstanding ISO to a NQSO. If an acceleration event (change in control) has occurred, no amendment or termination will impair the rights of any person with respect to an outstanding award as discussed under "Effects of Change in Control" above.


Resale Restrictions

     Participants under the Equity Compensation Plan may be restricted under certain circumstances in their ability to resell shares of Common Stock purchased or awarded under the Equity Compensation Plan. Resale restrictions may be imposed by virtue of the provisions of the Equity Compensation Plan and the applicable award agreement and/or by application of the federal and state securities laws.

     A participant acquiring shares of Common Stock granted pursuant to a stock award under the Equity Compensation Plan or upon exercise of a stock option granted under the Equity Compensation Plan will hold such shares subject to any applicable restrictions imposed in the Equity Compensation Plan and/or by the Committee. For example, the Committee is authorized to grant awards of restricted stock under the Equity Compensation Plan. Shares of Common Stock issued pursuant to a restricted stock award will be issued with the restriction that the holder may not sell, transfer, pledge, or assign such stock and with such other restrictions as the Committee, in its sole discretion, may impose. Such restrictions may lapse separately or in combination and at such time or times as the Committee may deem appropriate. If and when the applicable restriction period expires without a prior forfeiture of the restricted stock, unrestricted certificates for the applicable shares of Common Stock will be delivered to the participant granted the restricted stock award. Similar resale restrictions may also be applicable to other awards under the Equity Compensation Plan.


Tax Effects of Equity Compensation Plan

     The following discussion of the federal income tax consequences of awards granted under the Equity Compensation Plan is intended only as a summary of the present federal income tax treatment of stock options (ISOs and NQSOs), stock rights (SARs and Limited SARs), and other stock awards under the Equity Compensation Plan. The federal income tax laws pertaining to the Equity Compensation Plan are highly technical, and such laws are subject to change at any time. Some variations on the federal income tax effects of Equity Compensation Plan participation described below may occur with respect to participation by persons subject to Section 16(b) of the Exchange Act.


     Incentive Stock Options

     Although the Company has obtained neither a letter ruling from the Internal Revenue Service (the "IRS") nor an opinion of counsel stating that the ISO provisions of the Equity Compensation Plan constitute an incentive stock option plan under the Code, it is expected that the options granted under the ISO provisions of the Equity Compensation Plan will qualify as ISOs for federal income tax purposes. It is also expected that options granted under the ISO provisions of the Equity Compensation Plan in tandem with stock rights will likewise qualify as ISOs for federal income tax purposes as long as the stock rights expire with the underlying option and the rights may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the option.

     In general, no taxable income will be realized by an optionee, and no federal income tax deduction will be allowed to the Company, upon the grant or exercise of an ISO. The federal income tax consequences of a disposition of Common Stock received pursuant to the exercise of an ISO will depend upon whether the optionee has held the shares for the requisite holding period. If the optionee disposes of such shares after the later to occur of (1) two years from the date of the grant of the ISO or (2) one year after the date of the transfer of the shares to him (the "Holding Period"), then the optionee will be taxed according to the rules of sales and exchanges generally. The amount subject to tax will be the difference between the amount realized and the optionee's cost basis in the shares of Common Stock, which difference will be a capital gain if the shares are held as a capital asset. In such event, the Company will not be entitled to a tax deduction by reason of the disposition. For purposes of this discussion, "disposition" means a lifetime transfer of legal title, such as by sale, exchange, or gift, but does not include a transfer that is triggered by death, such as one by bequest or inheritance or one made by a decedent to his estate.

     The Holding Period will not apply to an ISO that is exercised after the optionee's death by his estate or by a person who acquired the right to exercise it by bequest or inheritance, or otherwise by reason of the optionee's death. The Holding Period will apply if the optionee dies after he exercises his ISO. In that case, his estate, or any other person holding the shares acquired pursuant to the ISO, must either hold the shares for the applicable Holding Period or suffer the tax consequences discussed below for a "disqualifying disposition."

     A "disqualifying disposition" takes place if the optionee makes a disposition of the shares of Common Stock acquired through the exercise of an ISO before satisfying the Holding Period. If a "disqualifying disposition" occurs, the optionee must include as ordinary income the gain realized on that disposition to the extent of the lesser of (1) the fair market value of the Common Stock on the date of exercise of the ISO minus the option price or (2) the amount realized on the disposition minus the option price. Upon the occurrence of a "disqualifying disposition," the Company will be entitled to deduct, as compensation paid, the amount so included as ordinary income by the optionee.

     Under the Equity Compensation Plan, an optionee who exercises an option may be allowed to pay for his shares with cash or with shares of Common Stock, including shares acquired in a prior ISO exercise. Generally, such payment would not give rise to recognition by the optionee of a gain or loss. If, however, an optionee exercises an option and pays for the shares upon exercise with shares that the optionee acquired in a prior ISO exercise but has not held for the requisite Holding Period, the optionee will be taxed on the disposition of the shares acquired in the prior ISO exercise as if a "disqualifying disposition" of those shares had occurred.

     In order for an ISO granted under the Equity Compensation Plan to be governed by the general rules pertaining to ISOs, the optionee must be an employee of the Company for the entire time from the date the ISO is granted until three months before its exercise. An optionee who is disabled has twelve months rather than three months after leaving employment to exercise his ISOs. These employment requirements do not apply if the optionee dies before exercising an ISO, but in such circumstances the employment requirement must have been met by the employee at his death.

     The federal alternative minimum tax consequences of the exercise of an ISO under the Equity Compensation Plan may differ from the federal income tax consequences of such exercise. The alternative minimum tax consequences of the disposition of shares acquired upon the exercise of an ISO may also differ from the regular income tax consequences of such disposition. The difference between the option price and the fair market value of the shares upon exercise will be a preference item subject to the federal alternative minimum tax. For purposes of the individual alternative minimum tax, the income tax rules governing the transfer of property in connection with the performance of services apply, not the regular income tax rules applicable only to ISOs. For example, if an optionee acquires shares pursuant to the exercise of an ISO under the Equity Compensation Plan and disposes of the shares in the same taxable year, tax treatment under the regular income tax and the alternative minimum tax will be the same. If, however, the shares are disposed of in a disqualifying disposition in a later taxable year, the difference between the option price and the fair market value of the shares will be included in alternative minimum taxable income in the year of exercise and in regular taxable income, but not in alternative taxable income, in the year of the disposition. Similarly, if an optionee acquires shares pursuant to the exercise of an ISO under the Equity Compensation Plan and disposes of the shares after the Holding Period is satisfied, the difference between the option price and the fair market value of the stock at the time of exercise will be included in alternative minimum taxable income, but not in regular taxable income, in the year of exercise, and for alternative minimum tax purposes the cost basis of the shares will be the sum of the option price and the amount of income included in alternative minimum taxable income in the year of exercise.


     Nonqualified Options

     Holders of NQSOs will not be entitled to the special tax treatment afforded by Sections 421 and 422 of the Code in connection with ISOs. Under the Code, an optionee granted a NQSO will realize no taxable income upon receipt of the NQSO, but will not deemed to have realized ordinary taxable income equal to the excess of the fair market value of the stock acquired at the time of the exercise of the NQSO, over the option price paid, unless at the time of exercise the stock remains subject to a "substantial risk of forfeiture" as defined in Section 83 of the Code. Whether an optionee who exercises a NQSO under the Equity Compensation Plan will acquire the stock subject to such risk will depend upon the terms of the NQSO award as determined by the Committee. For a complete discussion of the income tax treatment when a participant acquires Common Stock subject to a "substantial risk of forfeiture," see "Restricted Stock" below. The Company is required for federal income tax purposes to withhold tax on the amount of income realized by the optionee in the transaction. The Company will be entitled to a deduction for federal income tax purposes in the year the optionee must report the income in an amount equal to the ordinary income realized by the optionee as a result of exercise of his NQSO.

     An optionee's tax basis in shares acquired upon the exercise of a NQSO will be the fair market value of such shares used to determine the amount of ordinary taxable income reported by the optionee with respect to the exercise of the NQSO. Upon any sale of such shares of Common Stock, the optionee's gain or loss will therefore equal the difference between the sale price and such tax basis. Any such gain or loss will be short-term or long-term capital gain or loss, depending on whether the shares have been held for more than the long-term capital gain holding period. In general, when a NQSO is exercised by the exchange of previously acquired stock, the optionee receives a tax-free exchange and basis carryover for old shares for an equivalent number of new shares. The basis for any additional shares will equal the sum of the amount included in gross income by reason of the exercise of the NQSO, plus any amount of cash paid by the optionee upon the exercise of the NQSO.


     Stock Rights

     The grant of a stock right to a participant under the Equity Compensation Plan will not require recognition of taxable income. Upon the exercise of a stock right, however, payments received by the participant will be included in that participant's income as compensation in that year. If payment is made in cash, that amount of cash must be recognized as income. If the stock right is paid in the Company's Common Stock, income will be recognized in the amount of the Common Stock's fair market value. The Company will be entitled to a deduction for compensation in an equal amount, to be recognized in its taxable year in which the participant's taxable year of income inclusion ends. Upon the sale of any Common Stock acquired by the exercise of stock rights, the participant will realize gain or loss equal to the difference between the amount realized on the sale and the participant's basis in such stock.


     Restricted Stock

     A recipient of restricted stock, or any other stock award under the Equity Compensation Plan that is subject to a "substantial risk of forfeiture," generally will be subject to federal income tax at ordinary income rates on the excess of the fair market value of the restricted stock or other stock award, at such time that the stock is no longer subject to forfeiture and restrictions on transfer for purposes of Section 83 of the Code ("restrictions"), over the purchase price, if any, of such restricted stock or other stock award. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the shares will have ordinary taxable income on the date of transfer of the shares equal to the excess of the fair market value of such shares on the transfer date, determined without regard to the restrictions, over the purchase price, if any, of such restricted stock or other stock award. No additional ordinary taxable income will then be recognized when the restrictions expire, although any gain on the disposition of the stock will be subject to tax as discussed below. If the shares subject to such election are forfeited, the recipient will only be entitled to a deduction, refund, or loss for tax purposes equal to the purchase price, if any, of the forfeited shares, regardless of whether the recipient made an election Section 83(b) of the Code.

     Upon the sale of any Common Stock following the expiration of the forfeiture period for restricted stock or other stock award or upon the sale of Common Stock for which a timely election under Section 83(b) of the Code was made, the participant will realize capital gain or loss equal to the difference between the amount realized on the sale and the participant's basis in such stock. The holding period to determine whether the participant has long-term or short-term capital gain will generally begin when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant timely elects to be taxed as of the date of transfer of the shares, the holding period will commence on such date, and the tax basis will be equal to the fair market value of the shares on such date, determined without regard to the restrictions.

     The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the restricted stock or other stock award. The Equity Compensation Plan requires any participant exercising an award to give the Committee prompt written notice of any election made by the participant under Section 83(b) of the Code.


     Deferred Stock

     The recipient of a deferred stock award under the Equity Compensation Plan will generally be subject to tax at ordinary income rates on the fair market value of the deferred unrestricted stock on the date that such stock is transferred to the participant under the award, and the holding period for purposes of determining capital gain or capital loss on any subsequent sale of such stock will also commence on such date. Upon the sale of any Common Stock acquired pursuant to a deferred stock award, the participant will realize gain or loss equal to the difference between the amount realized on the sale and the participant's basis in such stock. The tax basis for such shares will generally be based on the fair market value of such shares on the date the deferred unrestricted stock is transferred to the participant. The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the deferred stock award.


     Stock Awards

     Unrestricted awards of Common Stock will be taxable to the participant and deductible by the Company at the time of the award in an amount equal to the fair market value of the shares at that time. If the shares are subject to forfeitability and nontransferability restrictions, the participant may either elect immediate taxability in an amount equal to the fair market value of the shares at the time of the award, less any payment therefor, or delay the recognition of taxable income in an amount equal to the fair market value of the shares, less the purchase price, if any, when the restrictions lapse. See "Restricted Stock" above. Upon a sale of shares received as a stock award, the participant will realize capital gain or loss in an amount equal to the difference between the amount realized and the participant's tax basis, which is generally the amount of ordinary income previously recognized plus any cash payment. The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the stock award.


     Performance Shares

     A participant granted an award of performance shares will not recognize income at the time of grant but generally will recognize ordinary income when the award is settled, either at the conclusion of the performance period or at the end of the deferral period elected by a participant. The amount of ordinary income recognized will be equal to the sum of the cash received, if any, plus the then fair market value of the shares of stock of the Company received. The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the performance share award.

 Dividends and Dividend Equivalents

     Dividends paid on restricted stock or other stock awards transferred to a participant under the Equity Compensation Plan will generally be treated as compensation that is taxable as ordinary income to the participant and deductible by the Company, subject to applicable withholding requirements, unless the participant makes a timely election under Section 83(b) of the Code, in which case the dividends will be treated as dividends that are taxable as ordinary income to the participant but not deductible by the Company. If dividend equivalents are credited with respect to an award under the Equity Compensation Plan, such equivalents will be taxed at ordinary income rates when paid to the participant and will generally be deductible by the Company at that time, subject to applicable withholding requirements.


     Payments Upon Change in Control

     The Equity Compensation Plan authorizes the acceleration of payment of awards and related shares of Common Stock in the event of a change in control of the Company, as defined in the Equity Compensation Plan. Such acceleration of payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Company for federal income tax purposes.

     No determination has been made with respect to any other awards which may be made under the Equity Compensation Plan in the future. Such future awards will be determined in accordance with the terms of the Equity Compensation Plan, which are described above, as amended. Consequently, it is not possible to determine the benefits or amounts that will be received by or allocated to any executive officers or employees of the Company or other persons pursuant to the Equity Compensation Plan in the future.


                                   PROPOSAL 4

         AMENDMENT AND RESTATEMENT OF 1988 INCENTIVE STOCK OPTION PLAN

     An amendment and restatement of the 1988 Incentive Stock Option Plan (the "ISO Plan") of the Company is being submitted to the stockholders for approval. The amendment adds 200,000 shares to the ISO Plan, which would increase to 2,350,000 the maximum number of shares of Common Stock issuable under the ISO Plan.

     The ISO Plan was originally approved by the Board in 1988. The Board voted to amend and restate the ISO Plan in March 1992, which action was approved by the stockholders of the Company in April 1992. On March 23, 1994, the Board voted to increase the maximum number of shares of Common Stock issuable under the ISO Plan to 1,750,000 shares and certain other changes to the provisions of the ISO Plan to be incorporated into an amendment and restatement of the ISO Plan, which changes were approved by the stockholders of the Company on May 23, 1994. On March 12, 1996 the Board voted to increase the maximum number of shares of Common Stock issuable under the ISO Plan to 2,150,000 shares and make certain changes to the ISO Plan that were incorporated into an amendment and restatement of the ISO Plan, which amendment and restatement was approved by the stockholders of the Company on May 22, 1996. On December 17, 1997, the Board voted (subject to stockholder approval) to increase the maximum number of shares of Common Stock issuable under the ISO Plan by 200,000 to 2,350,000, which change was incorporated into an amendment and restatement of the ISO Plan. All references herein to the terms of the ISO Plan are to the amended and restated ISO Plan attached hereto as Appendix B.

     As described above, the December 17, 1997, increase in the maximum number of shares of Common Stock issuable under the ISO Plan submitted to the stockholders for approval will carryover to the Equity Compensation Plan as described below. See "Equity Compensation Plan".

     The Board of Directors recommends a vote FOR the proposal to approve the adoption of the amendment and restatement of the ISO Plan.


ISO Plan Benefits

     The following table indicates the outstanding options for each of the persons or groups indicated below under the ISO Plan. It is impossible to determine the future awards under the ISO Plan as such awards are subject to the determination of the committee of the Board that administers the ISO Plan.

Name and Position                                               Dollar Value (1)(2)(3)   Number of Units (2)
-------------------------------------------------------------- ------------------------ ---------------------
      David E. Orr ...........................................                 0                      0
      Salim A. L. Bhatia .....................................                 0                 61,562
      J. Richard Jones .......................................                 0                 42,500
      Timothy K. Oakley ......................................                 0                 25,000
      James L. Chitkowski ....................................                 0                 20,000
      Carl A. Kammire ........................................        $  137,775                 45,000
      Robert W. Henry ........................................                 0                      0
      Richard L. Popp ........................................                 0                      0
      All Executive Officers as a Group (11 persons) .........        $  258,525                279,062
      All Directors as a Group Excluding Executive Officers (4
        persons) .............................................                 0                      0
      All Employees as a Group Excluding Executive Officers
        (284 persons) ........................................        $2,270,244              1,069,862

---------
(1) Dollar value is calculated by subtracting the exercise price of each outstanding option from $7.63, the market value of the Common Stock of the Company on April 1, 1998, and multiplying the result by the number of shares of Common Stock subject to the options. Options whose exercise price exceeds the market value of the Common Stock are not included in such calculations. Options are included whether or not the options are currently vested or exercisable.

(2) Includes only options outstanding under the ISO Plan. Does not include 1,039,303 shares upon exercise of options granted under other option plans of the Company.

(3) For a discussion of the repricing of options, see "Repricing of Options".


Description of ISO Plan

     The following description of the ISO Plan is only a summary of some of its terms and provisions, is not intended to be a complete description of the ISO Plan, and is qualified in its entirety by reference to the full text of the ISO Plan, a copy of which is attached as Appendix B hereto.


     Nature and Purpose.

     Awards under the ISO Plan may be made to participants in the form of incentive stock options on the terms and conditions set forth in the ISO Plan and applicable law.

     The ISO Plan is designed, for the benefit of the Company, to secure or retain the services of key team members, by promoting and increasing personal interest in the welfare of the Company by providing incentive to those who are primarily responsible not only for its regular operations but also for shaping and carrying out the long-range plans of the Company and aiding its continued growth and financial success.


     Administration.

     The ISO Plan is administered by a committee appointed by the Board of the Company (the "Committee"). Members of the Committee are appointed by the Board from among its members who are "Non-employee Directors" as required under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), to serve at the pleasure of the Board, and may be removed by the Board in its discretion. The Committee has the exclusive right to interpret, construe, and administer the ISO Plan and to select the persons eligible to receive awards. The Committee determined the number of stock options subject to an award and the form, terms, conditions and duration of each award. The Committee's decisions are conclusive, final and binding upon all parties.

     The Committee is given broad discretion under the ISO Plan to make adjustments to awards under the ISO Plan upon extraordinary events such as a stock dividend, merger or consolidation of the Company.


     Securities.

     The Company is authorized to issue 2,350,000 (increased by the Board from 2,150,000 on December 17, 1997, subject to stockholder approval) shares of Common Stock under the ISO Plan. The Common Stock subject to options awarded under the ISO Plan will be made available from the authorized and unissued shares of Common Stock of the Company.

     To the extent options awarded under the ISO Plan are not exercised in full prior to expiration or termination of the options, the unexercised shares of Common Stock will not be charged against the aggregate number of shares available for awards under the ISO Plan and may again be subject to other options awarded under the ISO Plan.

     Proportionate and equitable adjustments will be made by the Committee upon the occurrence of certain events that result in changes in the outstanding shares of Common Stock of the Company or that result in exchanges of shares of Common Stock for a different number or class of Common Stock or other securities of the Company or another corporation. The events include, without limitation, a reorganization or recapitalization of the Company or reclassification of its shares, stock split-up, stock dividend, or consolidation of shares of Common Stock of the Company, merger or consolidation of the Company. Under such circumstances, adjustments may be made by the Committee in the aggregate number of shares of Common Stock that may be awarded under the ISO Plan, the number of shares of Common Stock subject to options previously awarded under the ISO Plan or the terms and conditions of any award agreement, including the price payable for the acquisition of Common Stock.


     Eligible Participants.

     Key team members of the Company are eligible to participate in the ISO Plan. The Committee has the exclusive right to determine those key team members to who options are to be awarded under the ISO Plan.


     Incentive Stock Options.

     Each option will be evidenced by a written agreement setting forth the terms and conditions of the option. Each such agreement will also be subject to and incorporate the applicable terms and conditions of the ISO Plan and any other terms and conditions, not inconsistent with the ISO Plan, required by the Committee. The Committee is provided broad discretion to determine the terms and conditions of the stock option agreements evidencing awards under the ISO Plan. The terms and conditions of stock option agreements for different participants in the ISO Plan may differ in the discretion of the Committee.

     The Company is authorized to grant incentive stock options ("ISOs") that may be entitled to favorable tax treatment under Section 422 of the Code. The ISO Plan provides, however, that if any Option would not qualify for treatment as an ISO, it will be deemed to be a nonqualified stock option. ISOs may be granted to eligible participants under the ISO Plan at such time or times as determined by the Committee until July 15, 1998, subject to certain conditions described below.

     The exercise price of an ISO under the ISO Plan may not be less than 100% of the fair market value of the Common Stock at the date of grant (110% for 10% owners of the Company).

     To qualify as an ISO the following requirements regarding termination must be met. An ISO granted under the ISO Plan must be exercised in whole or in part from time to time within 10 years from the date of grant (5 years for 10% owners of the Company), or such shorter period specified by the Committee in the award agreement. Upon termination of employment of the optionee with the Company, as determined by the Committee in its discretion, or at the end of such period following termination of employment, as determined by the Committee and provided in the award agreement, the ISO will lapse and cease to be exercisable. In no event, however, can the period of time during which an ISO remains exercisable following a termination of employment exceed three months, unless employment is terminated because of death or disability of the optionee. Following death or disability, the period of time during which an ISO may be exercised cannot exceed one year after the date of death or disability. In no event can the period of time following a termination of employment during which an ISO may be exercised extend beyond the tenth anniversary of the grant of the ISO. An ISO failing to meet such requirements will be treated as a nonqualified stock option.

     The amount of ISOs granted to any one participant in any year is limited. The aggregate fair market value of the shares of Common Stock with respect to which ISOs are first exercisable during any calendar year by an eligible participant may not exceed $100,000. The aggregate fair market value of the Common Stock for these purposes is determined as of the date the ISO is granted. Under certain circumstances, the amount of an option granted in excess of the foregoing limitation will be treated as a nonqualified stock option.

     All ISO's granted under the ISO Plan will also be subject to such other terms and conditions which the Committee deems necessary to impose in order to qualify the ISO under Section 422 of the Code, as well as any other terms and conditions no inconsistent with the provisions of the ISO Plan as determined by the Committee.


     Amendment and Termination.

     Options may be granted under the ISO Plan until July 15, 1998, but the ISO Plan will continue to govern options granted prior to that date until expiration of such options.

     The Board of the Company may amend the ISO Plan without the approval of the stockholders of the Company, except that no amendment to the ISO Plan may be made without approval by the Company's stockholders to the extent that amendment would materially increase the benefits accruing to eligible participants under the ISO Plan, materially increase the number of shares of Common Stock that may be issued pursuant to options granted under the ISO Plan, materially modify the requirements for eligibility for participation under the ISO Plan, or without the consent of the holder, decrease the number of shares of Common Stock issuable upon the exercise of any option granted under the ISO Plan prior to the amendment or increase the exercise price of any option granted under the ISO Plan prior to the amendment, except for adjustments permitted by the terms of the ISO Plan.


Tax Effects of ISO Plan

     For a discussion of the tax effects of ISOs, see "Tax Effects of Equity Compensation Plan -- Incentive Stock Options".


                                   PROPOSAL 5

       AMENDMENT AND RESTATEMENT OF 1992 NONQUALIFIED STOCK OPTION PLAN

     An amendment and restatement of the 1992 Nonqualified Stock Option Plan (the "Nonqualified Plan") of the Company is being submitted to the stockholders for approval. The amendment adds 150,000 shares to the Nonqualified Plan, which would increase to 800,000 the maximum number of shares of Common Stock issuable under the Nonqualified Plan.

     The Nonqualified Plan was approved by the Board of Directors of the Company on March 18, 1992, which action was approved by the stockholders of the Company on March 18, 1992. On March 23, 1994, the Board voted to make certain changes to the Nonqualified Plan to be incorporated into an amendment and restatement of the Nonqualified Plan, which amendment and restatement was approved by the stockholders on May 23, 1994. On January 30, 1996 the Board voted to increase the number of shares of Common Stock issuable pursuant to the Nonqualified Plan from 150,000 shares to 650,000 shares and make certain changes to the Nonqualified Plan that were incorporated into an amendment and restatement of the Nonqualified Plan, which amendment and restatement was approved by the stockholders on May 22, 1996. On December 17, 1997, the Board voted (subject to stockholder approval) to increase the maximum number of shares of Common Stock issuable under the Nonqualified Plan by 150,000 to 800,000, which change was incorporated into an amendment and restatement of the Nonqualified Plan. All references herein to the terms of the Nonqualified Plan are to the amended and restated Nonqualified Plan attached hereto as Appendix C.

     As described above, the December 17, 1997, increase in the maximum number of shares of Common Stock issuable under the Nonqualified Plan submitted to the stockholders for approval will carryover to the Equity Compensation Plan as described below. See "Equity Compensation Plan".

     The Board of Directors recommends a vote FOR the proposal to approve the adoption of the amendment and restatement of the Nonqualified Plan.


Nonqualified Plan Benefits

     The following table indicates the outstanding options for each of the persons or groups indicated below under the Nonqualified Plan. It is impossible to determine the future awards under the Nonqualified Plan as such awards are subject to the determination of the committee of the Board that administers the Nonqualified Plan.

Name and Position                                               Dollar Value (1)(2)   Number of Units (2)
-------------------------------------------------------------- --------------------- ---------------------
      David E. Orr ...........................................       $  200,000             400,000
      Salim A. L. Bhatia .....................................                0              23,291
      J. Richard Jones .......................................       $  100,000              78,704
      Timothy K. Oakley ......................................       $  300,000             103,094
      James L. Chitkowski ....................................                0              13,369
      Carl A. Kammire ........................................                0              32,017
      Robert W. Henry ........................................                0                   0
      Richard L. Popp ........................................                0                   0
      All Executive Officers as a Group (11 persons) .........       $1,220,000             869,152
      All Directors as a Group Excluding Executive Officers (4
        persons) .............................................                0              98,400
      All Employees as a Group Excluding Executive Officers
        (284 persons) ........................................       $  100,000              71,751

---------
(1) Dollar value is calculated by subtracting the exercise price of each outstanding option from $7.63, the market value of the Common Stock of the Company on April 1, 1998, and multiplying the result by the number of shares of Common Stock subject to the options. Options whose exercise price exceeds the market value of the Common Stock are not included in such calculations. Options are included whether or not the options are currently vested or exercisable.

(2) Includes only options outstanding under the Nonqualified Plan. Does not include 1,348,924 shares upon exercise of options granted under other option plans of the Company.


Description of Nonqualified Plan

     The following description of the Nonqualified Plan is only a summary of some of its terms and provisions, is not intended to be a complete description of the Nonqualified Plan, and is qualified in its entirety by reference to the full text of the Nonqualified Plan, a copy of which is attached as Appendix C hereto.


     Nature and Purpose.

     Awards under the Nonqualified Plan may be made to participants in the form of nonqualified stock options on the terms and conditions set forth in the Nonqualified Plan and applicable law.

     The Nonqualified Plan is designed, for the benefit of the Company, to secure or retain the services of team members, officers, directors, consultants, advisors or others who provide any service or value to the Company by promoting and increasing personal interest in the welfare of the Company by providing incentive to those who are primarily responsible not only for its regular operations but also for shaping and carrying out the long-range plans of the Company and aiding its continued growth and financial success.


     Administration.

     The Nonqualified Plan is administered by a committee appointed by the Board of the Company (the "Committee"). Members of the Committee are appointed by the Board from among its members who are "Non-employee Directors" as required under Rule 16b-3 under the Exchange Act, to serve at the pleasure of the Board, and may be removed by the Board in its discretion. The Committee has the exclusive right to interpret, construe, and administer the Nonqualified Plan and to select the persons eligible to receive awards. The Committee determines the number of stock options subject to an award and the form, terms, conditions and duration of each award. The Committee's decisions are conclusive, final and binding upon all parties.

     The Committee is given broad discretion under the Nonqualified Plan to make adjustments to awards under the Nonqualified Plan upon extraordinary events such as a stock dividend, merger or consolidation of the Company.


     Securities.

     The Company is authorized to issue 800,000 shares of Common Stock (increased by the Board from 650,000 on December 17, 1997, subject to stockholder approval) under the Nonqualified Plan. The Common Stock subject to options awarded under the Nonqualified Plan will be made available from the authorized and unissued shares of Common Stock of the Company.

     To the extent options awarded under the Nonqualified Plan are not exercised in full prior to expiration or termination of the options, the unexercised shares of Common Stock will not be charged against the aggregate number of shares available for awards under the Nonqualified Plan and may again be subject to other options awarded under the Nonqualified Plan.

     Proportionate and equitable adjustments will be made by the Committee upon the occurrence of certain events that result in changes in the outstanding shares of Common Stock of the Company or that result in exchanges of shares of Common Stock for a different number or class of securities of the Company or another corporation. These events include, without limitation, a reorganization or recapitalization of the Company or reclassification of its shares, stock split-up, stock dividend, or consolidation of shares of Common Stock of the Company, merger or consolidation of the Company. Under such circumstances, adjustments may be made by the Committee in the aggregate number of shares of Common Stock that may be awarded under the Nonqualified Plan, the number of shares of Common Stock subject to options previously awarded under the Nonqualified Plan or the terms and conditions of any award agreement, including the price payable for the acquisition of Common Stock.


     Eligible Participants.

     Certain team members, officers, directors, consultants, advisors and others who provide any service or value to the Company are eligible to participate in the Nonqualified Plan. Subject to Rule 16b-3 of the Exchange Act, the Committee has the exclusive right to determine those persons to whom options are to be awarded under the Nonqualified Plan.


     Nonqualified Options.

     Each award of options will be evidenced by a written agreement setting forth the terms and conditions of the options. Each such agreement will also be subject to and incorporate the applicable terms and conditions of the Nonqualified Plan and any other terms and conditions, not inconsistent with the Nonqualified Plan, required by the Committee. The Committee is provided broad discretion to determine the terms and conditions of the stock option agreements evidencing awards under the Nonqualified Plan. The terms and conditions of stock option agreements for different participants in the Nonqualified Plan may differ in the discretion of the Committee.

     The Company may grant nonqualified stock options ("NQSOs") to eligible participants to purchase shares of Common Stock at such time or times as determined by the Committee.

     The exercise price of a NQSO under the Nonqualified Plan will be as established by the Committee in the agreement evidencing the award. Such exercise price may be less than 100% of the fair market value at the time of grant. Thus, discounted stock options providing for an exercise price of less than the fair market value of the Common Stock at the date of the award may be granted as NQSOs under the Nonqualified Plan. However, the exercise price may not be less than 50% of the fair market value at the time of grant. The fair market value of the Common Stock is determined as provided in the Nonqualified Plan.

     A NQSO under the Nonqualified Plan will be exercisable in full or in part from time to time as specified by the Committee or in the stock option agreement. Upon termination of employment of the optionee, the NQSO will lapse and cease to be exercisable upon, or within such period following, such termination of employment, as determined by the Committee and specified in the stock option agreement, but no NQSO may be exercised more than ten years after it is granted.

     A NQSO may also be subject to such other terms and conditions, not inconsistent with the Nonqualified Plan, as determined by the Committee and specified in the award agreement.


     Amendment and Termination.

     Options may be granted under the Nonqualified Plan until March 17, 2002, but the Nonqualified Plan will continue to govern options granted prior to that date until expiration of such options.

     The Board of the Company may amend the Nonqualified Plan without the approval of the stockholders of the Company, except that no amendment to the Nonqualified Plan may be made without approval by the Company's stockholders to the extent that amendment would materially increase the benefits accruing to eligible participants under the Nonqualified Plan, materially increase the number of shares of Common Stock that may be issued pursuant to options granted under the Nonqualified Plan, materially modify the requirements for eligibility for participation under the Nonqualified Plan, or without the consent of the holder, decrease the number of shares of Common Stock issuable upon the exercise of any option granted under the Nonqualified Plan or increase the exercise price of any option granted under the Nonqualified Plan, except for adjustments permitted by the terms of the Nonqualified Plan.

Tax Effects of Nonqualified Plan

   For a discussion of the tax effects of NQSOs, see "Tax Effects of Equity
                      Compensation Plan -- Nonqualified Options".


                                   PROPOSAL 6

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP, who have served as auditors of the Company since 1988, were recommended by the Audit Committee, selected by the Directors and ratified by the stockholders as auditors for the year ended December 31, 1997. Representatives of Ernst & Young will be present at the Annual Meeting of the Stockholders and will have an opportunity to respond to appropriate questions from stockholders and make a statement if they so desire. The Audit Committee has recommended to the Board of Directors that Ernst & Young be designated independent auditors for the year ending December 31, 1998 and the Board of Directors has approved that recommendation, subject to approval by the stockholders of the Company.

     The Board of Directors recommends a vote FOR approval of Ernst & Young LLP, as the auditors of the Company for the year ending December 31, 1998.


                             STOCKHOLDER PROPOSALS

     In order for proposals by stockholders to be considered for inclusion in the Proxy Statement and form of proxy relating to the next Annual Meeting of Stockholders, such proposals must be received no later than December 10, 1998. Any such proposals should be sent to the Secretary of the Company at P.O. Box 13737, Research Triangle Park, NC 27709-3737.


                                OTHER BUSINESS

     The Company is not aware that any matters other than those mentioned above will be presented for action at the 1998 Annual Meeting, but if any other matters do properly come before the Meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment.




                                         TIMOTHY K. OAKLEY
                                         Secretary

Dated: April 10, 1998












     THE COMPANY'S ANNUAL REPORT TO THE SEC (FORM 10-K) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE ON WRITTEN REQUEST TO: CHIEF FINANCIAL OFFICER, BROADBAND TECHNOLOGIES, INC., P.O. BOX 13737, RESEARCH TRIANGLE PARK, NC 27709-3737.

                      (This Page Intentionally Left Blank)

                                  APPENDIX A

                         BROADBAND TECHNOLOGIES, INC.
                           EQUITY COMPENSATION PLAN

                       as adopted effective May 19, 1998


                        ARTICLE I -- GENERAL PROVISIONS

1.1 The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to the Company; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards;
    (vii) Performance Shares; and (viii) Other Stock-Based Awards and other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3 The Plan shall be effective May 19, 1998 (the "Effective Date").

   (a) Notwithstanding any other provision of this Plan, any Award granted to a Participant prior to the date on which the shareholders of the Company approve the Plan (which approval must be obtained within the 12-month period before the Effective Date or the 12-month period after the Effective Date in order for Incentive Stock Options to be granted under the Plan) shall be conditioned upon and subject to such shareholder approval to the extent required by Section 16(b) of the Act and/or
       Section 422 of the Code.

   (b) If an Incentive Stock Option is granted prior to the date on which such shareholder approval is obtained, and such approval is obtained after the end of the 12-month period beginning on the Effective Date, such Incentive Stock Option shall be deemed a Nonqualified Stock Option granted pursuant to Article V.

                           ARTICLE II -- DEFINITIONS

     Except where the context otherwise indicates, the following definitions apply:


2.1      "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.
2.2      "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.
2.3      "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, a Stock Right, Restricted Stock, Deferred Stock, a Stock Award, a Performance Share, an
         Other Stock-Based Award, or any combination of the foregoing.
2.4      "Board" means the Board of Directors of BroadBand Technologies, Inc.
2.5      "Change in Control" means the occurrence of an event defined in Section 13.1 of the Plan.
2.6      "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.
2.7      "Committee" means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article III. Membership on the Committee shall be limited to those members of the Board that would cause the Plan to have disinterested administration pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as now in effect or hereinafter amended. Committee members may also be appointed for such limited purposes as may be provided by the Board.
2.8      "Company" means BroadBand Technologies, Inc., a Delaware corporation, and its successors and assigns. The term
         "Company" shall include any corporation which is a member of a controlled group of corporations (as defined in
         Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company;
         and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the
         Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, BroadBand Technologies, Inc. shall be authorized to act on behalf of all other entities included within the definition of "Company".
2.9      "Deferred Stock" means the stock awarded under Article IX of the Plan.
2.10     "Disability" means, with respect to a Participant, a condition with respect to which the Participant is entitled to commence benefits under the Company's program of long-term disability insurance.
2.11     "Discount Stock Options" means Nonqualified Stock Options which provide for an exercise price of less than the
         Fair Market Value of the Stock at the date of the Award.
2.12     "Eligible Participant" means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors, whose participation the Committee determines is in the best interest of the
         Company, subject to limitations as may be provided by the Code, the Act or the Committee.
2.13     "Fair Market Value" means, with respect to any given day, the following:
         (i)  If the Stock is not listed for trading on a national securities exchange but is listed on the NASDAQ National
         Market System or the NASDAQ Small-Cap Market System, then the Fair Market Value shall be the last sale price of the Stock on the date of reference if a minimum of 100 shares are traded on such date or, if less than
         100 shares are traded on such date, then the last sale price of the Stock as of the last date on which at least 100 shares were traded, in either case as reported by the NASDAQ National Market System or the NASDAQ
         Small-Cap Market System, as the case may be.
         (ii)  If the Stock is listed for trading on any national securities exchange, then the Fair Market Value shall be the closing price of the Stock on such exchange on the date of reference if a minimum of 100 shares are traded on such date or, if less than 100 shares are traded on such date, then the closing price of the Stock on such exchange as of the last date on which at least 100 shares were traded.
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          The Committee may establish an alternative method of determining Fair Market Value.
2.14      "Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.
2.15      "Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in
          Control and which provides for an amount, payable solely in cash, equal to the excess of the Stock Appreciation
          Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a
          Participant could exercise a related Stock Option to purchase the share of Stock.
2.16      "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.
2.17      "Option Grant Date" means, as to any Stock Option, the latest of:
          (a) the date on which the Committee takes action to grant the Stock Option to the Participant;
          (b) the date the Participant receiving the Stock Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or
          (c) such other date (later than the dates described in (a) and (b) above) as the Committee may designate.
2.18      "Participant" means an Eligible Participant to whom an Award has been granted and who has entered into an
          Agreement evidencing the Award.
2.19      "Performance Share" means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the
          Committee shall determine, including without limitation, cash or Stock, or any combination thereof, upon achievement of such performance objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.
2.20      "Plan" means the BroadBand Technologies, Inc. Equity Compensation Plan, as amended from time to time.
2.21      "Restricted Stock" means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.22      "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.
2.23      "Stock" means shares of the Common Stock of BroadBand Technologies, Inc., as may be adjusted pursuant to the provisions of Section 3.11.
2.24      "Stock Appreciation Right" means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock.
2.25      "Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a
          Stock Right.
2.26      "Stock Award" means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan.
2.27      "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.
2.28      "Stock Right" means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.
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2.29      "Termination of Employment" means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following
          Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

                         ARTICLE III -- ADMINISTRATION


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3.1      This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one (1) or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with any applicable law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee, if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.
3.2      The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the
         Committee without necessity, in such event, for holding an actual meeting.
3.3      The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Stock
         Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determi-
         nations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants,
         Eligible Participants and their beneficiaries.
3.4      The Committee may adopt such rules, regulations and procedures of general application for the administration of this
         Plan, as it deems appropriate.
3.5      The aggregate number of shares of Stock which are available for Awards under the Plan shall be Two Hundred Fifty
         Thousand (250,000) shares or any larger number of shares of Stock that, subsequent to the date this Plan is adopted, may be authorized for issuance by the Company, plus the following with respect to the BroadBand Technologies,
         Inc. 1988 Incentive Stock Option Plan, the BroadBand Technologies, Inc. 1992 Nonqualified Stock Option Plan and
         the BroadBand Technologies, Inc. Directors' Stock Option Plan (collectively, the "Option Plans"): as of the effective date of termination of an Option Plan, (i) the number of shares of Stock that are authorized for future issuance under such Option Plan on such date, and (ii) any shares of Stock represented by outstanding stock options under such
         Option Plan on such date that subsequently expire, are cancelled or are forfeited without the delivery of shares of
         Stock or which result in the forfeiture of shares of Stock back to the Company. Such shares of Stock shall be made available from authorized and unissued shares.
         (a) If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or
         Performance Share, or any other termination of an Award without payment being made in the form of Stock, whether or not Restricted Stock, such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Awards under the Plan, and may again be available for
         Awards under the Plan.
         (b) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.
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         (c) To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock, whether or not Restricted Stock, the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to Awards under the Plan, and may again be available for Awards under the Plan.
3.6      Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee.
3.7      The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:
         (a) the listing of such shares on any stock exchange on which the Stock may then be listed; and
         (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.
3.8      All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the
         Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.
3.9      Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock
         Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an
         Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share
         shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock
         Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.
3.10     If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of
         Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation; or new, different or additional shares or other securities of the
         Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:
         (a) the limitation on the aggregate number of shares of Stock that may be awarded as set forth in Section 3.6 of the
         Plan;
         (b) the number and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;
         (c) the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of
         Stock to be transferred in settlement of outstanding Stock Rights; and
         (d) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each
         Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.
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3.11      In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the
          Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.
3.12      The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof and/or that he has met such other requirements as the Committee determines may be applicable to such purchase. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
3.13      The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.
3.14      The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding
          Awards to any Participant may be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee in its discretion.

                     ARTICLE IV -- INCENTIVE STOCK OPTIONS


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4.1      Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.
4.2      Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the
         Company, each of whom may be granted one or more Incentive Stock Options for a reason related to his employment at such time or times determined by the Committee following the Effective Date through the date which is ten (10) years following the Effective Date, subject to the following conditions:
         (a) The Incentive Stock Option price per share of Stock shall be set in the Agreement, but shall not be less than
         100% of the Fair Market Value of the Stock on the Option Grant Date. If the Eligible Participant owns more than 10% of the outstanding Stock (as determined pursuant to Section 424(d) of the Code) on the Option Grant
         Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the
         Stock on the Option Grant Date.
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         (b) Subject to any conditions on exercise set forth in the corresponding Agreement, the Incentive Stock Option and its related Stock Right, if any, may be exercised in whole or in part from time to time within ten (10) years from the Option Grant Date (five (5) years if the Eligible Participant owns more than 10% of the Stock on the Option
         Grant Date), or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon a
         Termination of Employment or within such period following a Termination of Employment as shall have been specified in the Incentive Stock Option Agreement or its related Stock Right Agreement (as initially granted or as subsequently amended by the Committee), which period shall not exceed ninety (90) days unless:
         (i)  employment shall have terminated as a result of death or Disability, in which event such period shall not exceed one year after the date of death or Disability; or
         (ii) death shall have occurred following a Termination of Employment and while the Incentive Stock Option or
         Stock Right was still exercisable, in which event such period shall not exceed one year after the date of death;
         provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right. Notwithstanding the above, the
         Committee may in its discretion allow a Participant to exercise an Incentive Stock Option and/or its related
         Stock Right after the periods delineated above; if the Participant exercises the Incentive Stock Option during this extended period, the option shall automatically be deemed a Nonqualified Stock Option granted under
         Article V herein.
         (c) To the extent the aggregate Fair Market Value, determined as of the Option Grant Date of an Incentive Stock
         Option, of the shares of Stock with respect to which incentive stock options (determined without regard to this subsection) are first exercisable during any calendar year by any Eligible Participant under this or any other plan of the Company exceeds $100,000, such Incentive Stock Option shall be treated as a Nonqualified Stock
         Option granted under Article V.
         (d) The Committee may adopt any other terms and conditions which it determines should be imposed for the
         Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee. If, for any reason, an Incentive Stock Option fails to meet the requirements of Section 422 of the Code, the Option shall automatically be deemed a
         Nonqualified Stock Option granted under Article V herein.
         (e) The maximum number of shares of Stock subject to Incentive Stock Option Awards under this Plan shall be the total number of shares authorized for issuance under the Plan pursuant to Section 3.5.
4.3      The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an
         Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
4.4      If the Incentive Stock Option Agreement so provides, the Committee may require that all or part of the shares of
         Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted
         Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair
         Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                    ARTICLE V -- NONQUALIFIED STOCK OPTIONS


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5.1      One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.
5.2      The Nonqualified Stock Option price per share of Stock shall be established in the Agreement and may be less than
         100% of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.
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5.3      The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Agreement; provided, that, in any event, the
         Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon a Termination of
         Employment or within such period following a Termination of Employment as shall have been specified in the
         Nonqualified Stock Option Agreement or its related Stock Right Agreement or within such other period as may otherwise be determined by the Committee in its discretion.
5.4      The Nonqualified Stock Option Agreement may include any other terms and conditions not inconsistent with this
         Article V or in Article VII, as determined by the Committee.

                    ARTICLE VI -- STOCK APPRECIATION RIGHTS
                     AND LIMITED STOCK APPRECIATION RIGHTS


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6.1      A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan, or may be granted independent of any related Stock Option.
6.2      A Stock Appreciation Right shall entitle a holder of the corresponding Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option, or a portion thereof, and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the
         Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.
6.3      Each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related
         Stock Option, including limitations on transferability, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of Stock Appreciation Rights related to Incentive Stock Options must be concurrent with the grant of the Incentive Stock Options. With respect to Nonqualified Stock Options, the grant either may be concurrent with the grant of the Nonqualified Stock Options, or in connection with Nonqualified Stock Options previously granted under Article V, which are unexercised and have not terminated or lapsed.
6.4      The Committee shall have sole discretion to determine in each case whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash or all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.
6.5      The Committee shall have sole discretion as to the timing of any payment made in cash or Stock, or a combination thereof, upon exercise of Stock Appreciation Rights. Payment may be made in a lump sum, in annual installments or may be otherwise deferred; and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.
6.6      Upon exercise of a Stock Appreciation Right, the number of shares of Stock subject to exercise under any related
         Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.
6.7      Notwithstanding any other provision of the Plan, the exercise of a Stock Appreciation Right must satisfy any applicable requirements under Rule 16b-3 of the Act.
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6.8      In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited
         Stock Appreciation Rights become exercisable only in the event of a Change in Control, subject to such terms and conditions as the committee, in its sole discretion, may specify. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised in respect of the number of shares of
         Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value, at the date of surrender, of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate, including any restrictions necessary to comply with Section 16(b) of the Act.
6.9      The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the
         Change in Control Price, as defined in Section 13.6, subject to such terms and conditions as the Committee may specify.

          ARTICLE VII -- INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS


7.1      Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.
7.2      A Stock Option or Stock Right shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative and shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined by the Code and the
         Employee Retirement Income Security Act and the rules thereunder. In addition, the Committee may, in its discretion, permit the transfer, without payment of consideration, of a Nonqualified Stock Option by a Participant to
         a member of the Participant's immediate family or to a trust or partnership whose beneficiaries are members of the
         Participant's immediate family. In such case, the Nonqualified Stock Option shall be exercisable only by such transferee. For this purpose, a Participant's "immediate family" is his or her spouse, children and/or grandchildren.
7.3      Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Agreement.
         Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the
         Company, with a Fair Market Value equal to the Stock Option price as payment.
7.4      No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:
         (a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or
         (b) converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.
         Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in
         Section 3.5.
7.5      The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

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
7.6      In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the option price in consideration of the surrender of the Stock Option.
7.7      If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the
         Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an
         Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the Stock Option exercise transaction.
         Notwithstanding any other provision of the Plan, any election under this Section 7.7 is required to satisfy any applicable requirements under Rule 16b-3 of the Act.
7.8      The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such price, during such period and on such other terms and conditions as are specified by the
         Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options.

                       ARTICLE VIII -- RESTRICTED STOCK


8.1      Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.
8.2      With respect to Awards of Restricted Stock, the Committee shall:
         (a) determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;
         (b) determine the length of the Restriction Period;
         (c) determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;
         (d) determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction
         Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and
         (e) determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or paid to the Company for the account of the Participant.
8.3      Awards of Restricted Stock must be accepted within a period of 60 days, or such shorter period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the
         Committee, and has otherwise complied with the applicable terms and conditions of such Award.
8.4      Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Agreement, if a
         Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

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
8.5      Except as otherwise provided in this Article VIII or in the corresponding Agreement, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.
8.6      To the extent not otherwise provided in a Restricted Stock Agreement, in cases of special circumstances the committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.
8.7      In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated, the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.
8.8      The certificates representing shares of Restricted Stock may either:
         (a) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the
         Restricted Stock; and/or
         (b) be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.
8.9      Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The
         Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.
8.10     If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction
         Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the
         Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.
8.11     In order to better ensure that Award payments actually reflect the performance of the Company and the service of the
         Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the
         Committee.

                         ARTICLE IX -- DEFERRED STOCK


9.1      Shares of Deferred Stock together with cash dividend equivalents, if so determined by the Committee, may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.
9.2      Deferred Stock Awards shall be subject to the following terms and conditions:
         (a) Subject to the provisions of this Plan and the applicable Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the period specified by the Committee for purposes of such Award (the "Deferral Period"). At the expiration of the Deferral Period, or the Elective
         Deferral Period defined in Section 9.3, share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award.

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
         Based on service, performance and/or such other factors or criteria as the Committee may determine, the
         Committee, however, at or after grant, may accelerate the vesting of all or any part of any Deferred Stock
         Award and/or waive the deferral limitations for all or any part of such Award.
         (b) Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Award.
         (c) Except to the extent otherwise provided in this Plan or in the applicable Agreement, upon Termination of
         Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of special circumstances as the Committee deems appropriate.
         (d) The Committee may require that a designated percentage of the total Fair Market Value of the shares of
         Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions. The designated percentage shall be equal to the minimum income and employment tax withholding rate in effect at the time under applicable federal and state laws.
         (e) The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between 50% and the designated percentage cash payment.
         (f) The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred
         Stock as it deems appropriate, including any restrictions necessary to comply with Section 16(b) of the Act.
9.3      A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the
         "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the
         Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for the Deferred Stock Award in question, or for the applicable installment of such an Award.
9.4      Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Agreement.
9.5      In order to better ensure that the Award actually reflects the performance of the Company and the service of the
         Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                           ARTICLE X -- STOCK AWARDS


10.1      A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including without limitation, compensation awarded concurrently with or prior to the grant of the Stock
          Award.
10.2      For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock
          Award shall be valued at not less than 100% of the Fair Market Value of such shares of Stock on the date such Stock
          Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.


10.3      Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock, as adjusted under Section 3.11, if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.
10.4      A Stock Award shall be subject to such terms and conditions, including without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the
          Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the
          Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written
          Agreement in such form as the Committee shall determine.


                       ARTICLE XI -- PERFORMANCE SHARES


11.1      Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.
11.2      With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:
          (a) determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;
          (b) determine the performance period (the "Performance Period") and/or performance objectives (the "Performance
          Objectives") applicable to such Awards;
          (c) determine the form of settlement of a Performance Share; and
          (d) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value on such date.
11.3      Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance
          Shares for which different Performance Periods are prescribed.
11.4      The Committee shall determine the Performance objectives of Awards of Performance Shares. Performance
          Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance
          Objectives during such period, the Committee may revise such Performance Objectives.
11.5      The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the
          Participant if the applicable Performance objectives are exceeded or met in whole or in part.

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
11.6      If a Participant terminates service with the Company during a Performance Period because of special circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.
11.7      Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant
          Performance Period.
11.8      The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

                    ARTICLE XII -- OTHER STOCK-BASED AWARDS


12.1      Other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other
          Stock-Based Awards"), including without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted
          Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan.
          Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such
          Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period.
          The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.
12.2      Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:
          (a) Subject to the provisions of this Plan and the Agreement, shares of Stock subject to Awards made under this
          Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
          (b) Subject to the provisions of this Plan and the Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the
          Committee may provide that such amounts, if any, shall be deemed to have been reinvested in additional Stock or otherwise reinvested.
          (c) Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Agreement, as determined by the Committee, in its sole discretion.
          (d) In cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder, if any, with respect to any or all of an Award under this Article
          XII.
          (e) Each Award under this Article XII shall be confirmed by, and subject to the terms of, an Agreement.
          (f) Stock, including securities convertible into Stock, issued on a bonus basis under this Article XII may be issued for no cash consideration.
12.3      Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

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
(a) The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible
Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.
(b) Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof.
(c) The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

                       ARTICLE XIII -- CHANGE IN CONTROL


13.1      Except as otherwise provided in an Agreement, for the purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:
          (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections
          13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company, including any trustee of such plan acting as trustee:
          (i) consummates a tender or exchange offer for any shares of the Company's Stock pursuant to which at least fifty percent (50%) of the outstanding shares of the Company's Stock are purchased; or
          (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act)
          becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least fifty percent
          (50%) of the Company's Stock;
          (b) The consummation of a merger or consolidation of the Company with or into another corporation if the
          Company's shareholders immediately prior to the transaction do not own at least fifty percent (50%) of the surviving company's outstanding stock immediately following the transaction, a sale or other disposition of all or substantially all of the Company's assets, or the liquidation of the Company; or
          (c) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24 month period shall be deemed to have satisfied such 24 month requirement, and be an
          Incumbent Director, if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually, because they were directors at the beginning of such 24 month period, or by prior operation of this Section 13.1(c).
13.2      Without limiting Sections 3.1, 3.2, 3.3 and 3.4 above, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of a Change in Control. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The
          Committee may take such actions pursuant to this Section 13.2 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an
          Award and the Agreement, or by taking action with respect to individual Participants.
13.3      In the event of a Change in Control, the Committee may, in its discretion, cash out the value of all outstanding Stock
          Options, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in
          each case to the extent vested, on the basis of the "Change in Control Price" (as defined in Section 13.4) less the exercise price under such Award (if any) as of the date such Change in Control is determined to have occurred.


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
13.4      For purposes of Section 13.3, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the exchange on which the Stock is then traded, or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control, as determined by the Committee except that, in the case of
          Incentive Stock Options and Stock Appreciation Rights, or Limited Stock Appreciation Rights relating to such
          Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or Limited Stock Appreciation Rights.

                   ARTICLE XIV -- AMENDMENT AND TERMINATION


14.1      The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan. To the extent required by Rule 16b-3 under the Act and/or Code Section 422, no amendment, without approval by the Company's shareholders, shall:
          (a) alter the group of persons eligible to participate in the Plan;
          (b) except as provided in Section 3.5, increase the maximum number of shares of Stock or Stock Options or Stock
          Rights which are available for Awards under the Plan;
          (c) extend the period during which Incentive Stock Option Awards may be granted beyond the date which is ten
          (10) years following the Effective Date;
          (d) limit or restrict the powers of the Committee with respect to the administration of this Plan;
          (e) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Stock for which an Eligible Participant may be granted an Incentive Stock
          Option;
          (f) materially increase the benefits accruing to Participants under this Plan;
          (g) materially modify the requirements as to eligibility for participation in this Plan; or
          (h) change any of the provisions of this Article XIV.
14.2      No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the
          Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the
          Committee, any Award previously granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:
          (a) annul any Award if the Participant is terminated for cause as determined by the Committee;
          (b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company; and
          (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.
14.3      If a Change in Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

                    ARTICLE XV -- MISCELLANEOUS PROVISIONS


15.1      Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the
          Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.
          All payments to be made hereunder shall be paid from the general funds of the company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

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
15.2      The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity-based compensation provided hereunder or the exercise thereof, including, but not limited to, withholding the payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another
          Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan in order to withhold or reimburse itself for the amount it is required to so withhold.
15.3      The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.
15.4      The terms of the Plan shall be binding upon the Company, and its successors and assigns.
15.5      Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. Unless otherwise provided by the Committee or in an Agreement, transfer restrictions shall only apply to Incentive Stock Options as required in Article IV and to the extent otherwise required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.
15.6      This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.
15.7      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.
15.8      Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.
15.9      If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the
          Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

                     (This Page Intentionally Left Blank)

                                  APPENDIX B

                         BROADBAND TECHNOLOGIES, INC.
                       1988 INCENTIVE STOCK OPTION PLAN

as amended and restated as of December 17, 1997 (subject to shareholder approval)

1. Definitions:

     (a) "Board of Directors" means the board of directors of the Corporation.

     (b) "Corporation" means BroadBand Technologies, Inc.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means any committee appointed by the Board of Directors to administer the Plan.

     (e) "Common Stock" means the Common Stock, par value $.01 per share, of the Corporation to be issued pursuant to the Plan.

     (f) "Disabled" means the inability of an Optionee to engage in his profession by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is to last or can be expected to last for a continuous period of not less than twelve months. Disability shall be determined by the Committee upon certification thereof by a qualified physician selected by the Committee.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Incentive Stock Option" means a stock option within the meaning of
Section 422 of the Code.

     (i) "Incentive Stock Option Agreement" means a formal written agreement between the Corporation and an Optionee in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee shall from time to time approve setting forth the terms and conditions of the grant of an Option to purchase shares of Common Stock pursuant to the Plan.

     (j) "Key Employee" means an active full time employee of the Corporation or its Subsidiaries who has significant responsibility for the growth and financial success of the Corporation, as determined by the Committee, including officers and other employees of the Corporation and its Subsidiaries, provided such employee is a disinterested person as defined by Regulation 16b-3. The term "Key Employee" does not include a director of the Corporation or a Subsidiary who is not otherwise an active employee of the Corporation or a Subsidiary, or a person who has retired from the active employment of the Corporation or a Subsidiary.

     (k) "Option" means the right granted by the Corporation pursuant to the Plan to a Key Employee to purchase shares of Common Stock.

     (l) "Optionee" means a Key Employee who has been granted an Option.

     (m) "Plan" means the BroadBand Technologies, Inc. 1988 Incentive Stock Option Plan set forth in this document.

     (n) "Regulation 16b-3" means Regulation 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, or any successor rule or regulation.

     (o) "Subsidiaries" means the subsidiary corporations of the Corporation as that term is defined in Section 424(f) of the Code.


2. Purpose:

     This Plan is for the purpose of securing or retaining the services of Key Employees of the Corporation and its Subsidiaries. The Board of Directors believes the Plan will promote and increase personal interest in the welfare of the Corporation by, and provide incentive to, those who are primarily responsible not only for its regular operations but also for shaping and carrying out the long-range plans of the Corporation and aiding its continued growth and financial success. It is also intended that Options granted pursuant to the Plan shall constitute Incentive Stock Options; however, an Option, by its terms or operation, may constitute a nonqualified stock option.

3. Administration:

     The Plan shall be administered by the Committee, which shall consist of two or more members of the Board of Directors who shall be appointed by the Board of Directors. The members of the Committee shall serve at the pleasure of the Board of Directors, which may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action of the Committee evidenced by a written instrument, signed by a majority of its members, shall be fully as effective as if it had been taken by a vote of a majority of its members at a meeting duly called and held. The Committee shall appoint a secretary, who may be but need not be a member of the Committee; shall keep minutes of its meetings; and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     No person who serves on the Committee shall be eligible to be granted any Options under the Plan or any other plan of the Corporation or any of its affiliates, except to the extent permitted under Regulation 16b-3. No person shall be eligible to serve on the Committee if during the year preceding appointment to the Committee the person was granted any Options pursuant to the Plan or stock options pursuant to any other plan of the Corporation or any of its affiliates, except to the extent permitted under Regulation 16b-3.

     Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine the Key Employees of the Corporation and the Subsidiaries to whom, the time or times when, and the price or prices at which, Options shall be granted, the Option periods, and the number of shares to be subject to each Option. The Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Stock Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this section shall be conclusive and binding upon all persons including, without limitation, the Corporation and its Subsidiaries, the Committee and each of the members thereof, and the directors, officers, and employees of the Corporation and its Subsidiaries, the Optionees, and their respective successors in interest.


4. Eligibility:

     Options may be granted to Key Employees. No Key Employee shall be eligible, except as provided in Section 13 hereof, to receive an Option if such employee would beneficially own, directly or indirectly, immediately after the Option was granted, capital stock of the Corporation possessing more than ten percent of the total combined voting power of all classes of capital stock of the Corporation. For the purposes of the preceding sentence, the rules of
Section 424(d) of the Code shall apply, and capital stock of the Corporation which an employee may purchase under outstanding Options shall be treated as stock owned by such employee. In determining the employees to whom Options will be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. Subject to the limits set forth in this Plan, a Key Employee who has been granted an Option may be granted an additional Option or Options if the Board of Directors shall so determine.


5. Stock Subject to Option:

     An aggregate of two million three hundred fifty thousand (2,350,000) shares of Common Stock will be authorized and reserved for issuance upon the exercise of Options granted under the Plan. Such shares may be in whole or in part, as the Board of Directors shall from time to time determine, authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Corporation. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, Options may be granted to other Key Employees with respect to such unpurchased shares.

     To the extent permitted in the case of "incentive stock Options" by Sections 421, 422 and 424 of the Code, the total number of shares on which Options may be granted under the Plan and Option rights (both as to the number of shares and the Option price) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common Stock, or a reclassification of the Common Stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation.

     After the merger of one or more corporations into the Corporation or any Subsidiary of the Corporation, any merger of the Corporation into another corporation, any consolidation of the Corporation or any Subsidiary of the Corporation and one or more corporations, or any other corporate reorganization of any form involving the Corporation as a party thereto involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Corporation's Common Stock, in the case of any Option the Committee may provide that the Optionee shall, at no additional cost, be entitled, upon any exercise of his Option, to receive, in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if at the time of such merger or consolidation, such Optionee had been a holder of record of a number of shares of Common Stock of the Corporation equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

     The foregoing adjustments, any conditions applicable thereto and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

     The Committee may, by inclusion in the Incentive Stock Option Agreement corresponding to any Option, permit the Option to become exercisable or accelerate the vesting of an Option upon a significant corporate event such as a merger, consolidation, asset sale or other similar transaction, regardless of whether such Option has been outstanding for six months, subject to all of the terms hereof and of the Incentive Stock Option Agreement with respect thereto not inconsistent with this paragraph. In addition, the Committee, in its discretion, may accelerate the vesting or date of exercise of any Option, regardless of the terms of the corresponding Incentive Stock Option Agreement.

     Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted under the Plan shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to such dissolution or liquidation (and as provided above regarding certain mergers and consolidations), each Option granted hereunder shall be exercisable in full, regardless of whether such Option has been outstanding for six months or of any provision contained in the Incentive Stock Option Agreement with respect thereto limiting the exercisability of the Option or any portion thereof for any length of time, subject to all of the terms hereof and of the Incentive Stock Option Agreement with respect thereto not inconsistent with this paragraph.

     The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


6. Granting of Options; Option Price:

     Following the selection by the Committee of a Key Employee to whom an Option shall be granted, the Corporation shall tender to the Optionee for signature an Incentive Stock Option Agreement. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant, or such later date as may be determined by the Committee at the time such grant is authorized.

     The purchase price of the Common Stock under each Option shall be determined by the Committee, but shall be not less than one hundred percent of the fair market value of the Common Stock at the time of the granting of the Option, and in no event shall the purchase price with respect to authorized but theretofore unissued shares of Common Stock be less than the par value of the Common Stock.

     For purposes of this Plan the "fair market value" of the Common Stock shall be determined as follows:

     (a) For as long as the Common Stock is not traded in any established market and no broker-dealer makes a market in the Common Stock, fair market value shall be the fair value of the Common Stock as defined in the relevant Incentive Stock Option Agreement or, if not defined therein, as determined in good faith by the Committee.

     (b) If a broker-dealer is making a market in the Common Stock, then the fair market value of the Common Stock on any date shall be the mean between the highest and lowest quoted selling prices of the Common Stock on that date, said mean to be based on the sale of a minimum of 100 shares of Common Stock; if less than 100 shares are traded on such date or if no sales prices are quoted, then, in either such event, the fair market value of the Common Stock on such date shall be the mean between the lowest asked and the highest bid price for the Common Stock in such market on such date.

     (c) If the Common Stock is traded on a national securities exchange, then the fair market value on any date shall be the closing price of the Common Stock on such exchange based on the sales of a minimum of 100 shares of Common Stock;

if less than 100 shares are traded on such date or if no sales prices are quoted, then on the last prior date on which at least 100 shares were sold.


7. Exercise of Option:

     An Optionee may exercise an Option by written notice to the Corporation at its offices at P.O. Box 13737, Research Triangle Park, Durham, North Carolina 27709-3737 or such other address to which the offices of the Corporation may be relocated, which notice shall be signed by the Optionee or by the Optionee's successors, as hereinafter described in Section 10, which shall state the number of shares with respect to which the Option is being exercised, and shall contain such representations by the Optionee as the Committee shall require from time to time to assure issuances of shares comply with applicable law. Payment in full of the Option price of said shares must be made at the time of the exercise of the Option, and payment may be made in cash or, as allowed by the Committee, shares of Common Stock of the Corporation previously held by the Optionee, or a combination of both. Shares of Common Stock previously held by the Optionee and surrendered, in accordance with rules and regulations adopted by the Committee, for the purpose of making full or partial payment of the Option price, shall be valued for such purpose at the "fair market value" thereof ("fair market value" to be determined by the Committee in the manner provided in section 6 of this Plan) on the date the Option is exercised. As soon as practicable after said notice shall have been received and the Option exercise price shall have been paid or arrangements allowed by the Committee for payment shall have been made, as determined by the Committee, the Corporation shall deliver to the Optionee a stock certificate registered in the Optionee's name representing the Option shares.

     The Optionee shall not have any rights of a shareholder of the Corporation with respect to the shares covered by the Option except to the extent that, and until, one or more certificates for shares shall have been delivered to the Optionee upon the due exercise of the Option.


8. Option Period:

     The Options granted hereunder shall be exercisable in whole or in part or in installments from time to time as may be specified by the Committee. An Option that is intended to constitute an Incentive Stock Option by its terms shall not be exercisable within six months of the date of grant or after the expiration of ten years from the date of grant; to the extent provided otherwise, whether by amendment or operation, the Option shall be treated as a nonqualified stock option.


9. Nonqualified Stock Options:

     (a) The Committee, in its discretion, may amend any Incentive Stock Option Agreement such that the corresponding Option constitutes a nonqualified stock option, or may determine that any Option, by its terms or operation, constitutes a nonqualified stock option.

     (b) Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable (without regard to this Section 9) for the first time by a Key Employee during any calendar year, under this Plan and any other plan of the Corporation or the Subsidiaries, exceeds $100,000, the excess, as determined by the Committee, shall constitute nonqualified stock options. The Committee shall interpret and administer this section 9(b) in accordance with
Section 422(d) of the Code and shall use its discretion in allocating between this Plan any other plan of the Corporation or the Subsidiaries any deemed nonqualified stock options resulting from application of the requirement of this section 9(b).


10. Termination of Employment:

     The Committee may in the Incentive Stock Option Agreement of any Optionee adopt such provisions regarding exercise and expiration of Options upon termination of employment as the Committee shall from time to time determine is in the best interest of the Corporation. Unless the Incentive Stock Option Agreement of any Optionee contains a provision specifically to the contrary or the Committee determines otherwise, the following provisions shall apply in the event of termination of employment of Optionee:

     (a) If the Optionee ceases to be an employee of the Corporation or any Subsidiaries for any reason except death or disability (within the meaning of section 422(c)(6) of the Code), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the tenth anniversary of the date the Option was granted. If the Optionee's employment with the Corporation or any Subsidiary is terminated because of the death or disability of the Optionee (within the meaning of section 422(c)(6) of the Code), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve
(12) months from the date the Optionee's employment terminated, but in any event no later than the tenth anniversary of the date the Option was granted. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Notwithstanding the provisions of this Section 10(a), unless the Committee shall provide otherwise in its discretion, the Option may only be exercised after the Optionee's termination of employment to the extent shares subject to the Option are vested on the date of termination of employment.

     (b) For purposes of this section 10, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment as shall be determined by the Committee in its discretion, or upon the Optionee's employer ceasing to be a Subsidiary of the Corporation.

     (c) Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would violate the provisions of
Section 16(b) of the Exchange Act, the Option, in the discretion of the Committee, may remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the termination of employment of the Optionee, or (iii) the tenth anniversary of the date the Option was granted; and that upon exercise the Option shall be treated as a nonqualified stock option.

     (d) For purposes hereof, the Optionee's employment shall not be deemed to terminate, as determined by the Committee, if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Corporation or any Subsidiary of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment remains guaranteed by statute or contract, as determined by the Committee. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of any Option vesting if and only if the leave of absence is designated by the Corporation or Subsidiary as (or required by law to be) a leave for which vesting credit is given as shall be determined by the Committee. The Committee's interpretation of a leave of absence for purposes of the Plan shall have no bearing on whether a leave of absence exists for any other purpose and shall have no effect on the employment relationship of the parties. Furthermore, the Committee's treatment of a leave of absence as employment for purposes of the Plan may result in an Option being treated as a nonqualified stock option.


11. The Right of the Corporation to Terminate Employment:

     Nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any Optionee any right to be continued in the employment of the Corporation or one of its Subsidiaries, or shall interfere in any way with the right of the Corporation or any of its Subsidiaries, as the case may be, to terminate his employment at any time for any reason, or shall be construed to affect the employment relationship of the parties in any manner.


12. Non-Transferability of Options:

     No Option granted under the Plan shall be transferable by the Optionee other than by will, or, if he dies intestate, by the laws of descent and distribution of the state of his domicile at the time of his death, and such Option shall be exercisable during his lifetime only by such Optionee.


13. Ten Percent Shareholders:

     Notwithstanding the provisions of Section 4 regarding the ineligibility of certain ten percent owners of the Corporation's capital stock, any such employee may be granted an Option hereunder that is intended to constitute an Incentive Stock Option if such Option (a) provides for an Option price of at least 110 percent of the fair market value of the Common Stock at the time of the granting of the Option, (b) is not exercisable before the expiration of six months or after the expiration of five years from the date such Option is granted, and (c) is subject to all of the other terms and conditions of the Plan, including without limitation, the restrictions of Section 9 regarding Options to purchase Common Stock having a fair market value in excess of $100,000. To the extent an Option provides otherwise, by its terms or operation, it shall be treated as a nonqualified stock option.


14. Amendment and Termination:

     The Plan may be amended by the Board of Directors without shareholder approval as deemed in the best interests of the Corporation; provided, that no such amendment shall (i) materially increase the benefits accruing to eligible employees,

(ii) materially increase the number of shares which may be issued, (iii) materially modify the requirements as to eligibility for participation, or (iv) without the consent of the holder, decrease the number of shares issuable upon exercise of the Option or increase the exercise price of the Option.


15. Effective Date:

     The Plan was initially adopted effective July 16, 1988, subject to approval of the Plan by the shareholders of the Corporation, which approval was timely received. The Plan was amended and restated effective March 23, 1994, subject to approval by the shareholders of the Corporation, which approval was timely received. The Plan was further amended and restated on March 12, 1996, subject to approval of the shareholders of the Corporation, which approval was timely received. This amendment and restatement of the Plan is effective December 17, 1997, subject to the approval of the shareholders of the Corporation. Notwithstanding any other provision hereof, no Option granted under the Plan as amended and restated may be exercised prior to the approval of the Plan as amended and restated by the shareholders of the Corporation and, in the event the shareholders do not approve the amendment and restatement of the Plan within one year from the effective date of such amendment and restatement, all Options granted under the Plan after the effective date of this amendment and restatement shall be subject to the Plan as in effect immediately prior to such effective date, except that any options granted after such effective date shall be void if on the date of grant the sum of the number of shares issued pursuant to the Plan and the number of shares subject to outstanding options exceeded the maximum number of shares authorized to be issued pursuant to this Plan as in effect prior to the effective date of this amendment and restatement. No Options may be granted under this Plan after the expiration of ten years from and including the July 16, 1988 effective date.

                                  APPENDIX C

                         BROADBAND TECHNOLOGIES, INC.
                      1992 NONQUALIFIED STOCK OPTION PLAN

as amended and restated as of December 17, 1997 (subject to shareholder approval)

1. Definitions:

     (a) "Board of Directors" means the board of directors of the Corporation.

     (b) "Corporation" means BroadBand Technologies, Inc.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means any committee appointed by the Board of Directors to administer the Plan.

     (e) "Common Stock" means the Common Stock, par value $.01 per share, of the Corporation to be issued pursuant to the Plan.

     (f) "Disabled" means the inability of an Optionee to engage in his profession by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is to last or can be expected to last for a continuous period of not less than twelve months. Disability shall be determined by the Committee upon certification thereof by a qualified physician selected by the Committee.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Stock Option Agreement" means a formal written agreement between the Corporation and an Optionee in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee shall from time to time approve setting forth the terms and conditions of the grant of an Option to purchase shares of Common Stock pursuant to the Plan.

     (i) "Option" means the right granted by the Corporation pursuant to the Plan to purchase shares of Common Stock.

     (j) "Optionee" means an individual who has been granted an Option.

     (k) "Plan" means the BroadBand Technologies, Inc. 1992 Nonqualified Stock Option Plan set forth in this document.

     (l) "Regulation 16b-3" means Regulation 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, or any successor rule or regulation.

     (m) "Subsidiaries" means the subsidiary corporations of the Corporation as that term is defined in Section 424(f) of the Code.


2. Purpose:

     This Plan is for the purpose of securing or retaining the services of employees, officers, directors, consultants, advisors or others who provide any service or value to the Corporation and its Subsidiaries. The Board of Directors believes the Plan will promote and increase personal interest in the welfare of the Corporation by, and provide incentive to, those who are primarily responsible not only for its regular operations but also for shaping and carrying out the long-range plans of the Corporation and aiding its continued growth and financial success. It is also intended that Options granted pursuant to the Plan shall constitute nonqualified stock options.


3. Administration:

     The Plan shall be administered by the Committee, which shall consist of two or more members of the Board of Directors who shall be appointed by the Board of Directors. The members of the Committee shall serve at the pleasure of the Board of Directors, which may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action of the Committee evidenced by a written instrument, signed by a majority of its members, shall be fully as effective as if it had been taken by a vote of a majority of its members at a meeting duly called and held. The Committee shall appoint a secretary, who may be but need not be a member of the Committee; shall keep minutes of its meetings; and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     No person who serves on the Committee shall be eligible to be granted any Options under the Plan or any other plan of the Corporation or any of its affiliates, except to the extent permitted under Regulation 16b-3. No person shall be eligible to serve on the Committee if during the year preceding appointment to the Committee the person was granted any Options pursuant to the Plan or stock options pursuant to any other plan of the Corporation or any of its affiliates, except to the extent permitted under Regulation 16b-3.

     Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine the persons to whom, the time or times when, and the price or prices at which, Options shall be granted, the Option periods, and the number of shares to be subject to each Option. The Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Stock Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this section shall be conclusive and binding upon all persons including, without limitation, the Corporation and its Subsidiaries, the Committee and each of the members thereof, and the directors, officers, and employees of the Corporation and its Subsidiaries, the Optionees, and their respective successors in interest.


4. Eligibility:

     Options may be granted to employees, officers, directors, consultants, advisors, or others who provide any service or value to the Corporation or any of its Subsidiaries. In determining the persons to whom Options will be granted and the number of shares to be covered by each Option, the Committee shall take into account the present and potential contributions of the person to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. Subject to the limits set forth in this Plan, a person who has been granted an Option may be granted an additional Option or Options if the Board of Directors shall so determine.


5. Stock Subject to Option:

     An aggregate of eight hundred thousand (800,000) shares of Common Stock will be authorized and reserved for issuance upon the exercise of Options granted under the Plan. Such shares may be in whole or in part, as the Board of Directors shall from time to time determine, authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Corporation. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, Options may be granted to other persons with respect to such unpurchased shares.

     The total number of shares with respect to which Options may be granted under the Plan and Option rights (both as to the number of shares and the Option price) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common Stock, or a reclassification of the Common Stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation.

     After the merger of one or more corporations into the Corporation or any Subsidiary of the Corporation, any merger of the Corporation into another corporation, any consolidation of the Corporation or any Subsidiary of the Corporation and one or more corporations, or any other corporate reorganization of any form involving the Corporation as a party thereto involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Corporation's Common Stock, in the case of any Option the Committee may provide that the Optionee shall, at no additional cost, be entitled, upon any exercise of his Option, to receive, in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if at the time of such merger or consolidation, such Optionee had been a holder of record of a number of shares of Common Stock of the Corporation equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.


     The foregoing adjustments, any conditions applicable thereto and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

     The Committee may, by inclusion in the Stock Option Agreement corresponding to any Option, permit the Option to become exercisable or accelerate the vesting of the Option upon the occurrence of any event, regardless of whether such Option has been outstanding for six months, subject to all of the terms hereof and of the Stock Option Agreement with respect thereto not inconsistent with this paragraph. In addition, the Committee, in its discretion, may accelerate the vesting or date of exercise of any Option, regardless of the terms of the corresponding Stock Option Agreement.

     Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted under the Plan shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to such dissolution or liquidation (and as provided above regarding certain mergers and consolidations), each Option granted hereunder shall be exercisable in full, regardless of whether such Option has been outstanding for six months or of any provision contained in the Stock Option Agreement with respect thereto limiting the exercisability of the Option or any portion thereof for any length of time, subject to all of the terms hereof and of the Stock Option Agreement with respect thereto not inconsistent with this paragraph.

     The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


6. Granting of Options; Option Price:

     Following the selection by the Committee of a person to whom an Option shall be granted, the Corporation shall tender to the Optionee for signature a Stock Option Agreement. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant, or such later date as may be determined by the Committee at the time such grant is authorized.

     The purchase price of the Common Stock under each Option shall be determined by the Committee, but shall be not less than the greater of (i) fifty (50%) percent of the fair market value of the Common Stock of the Corporation on the date of grant of the Option, or (ii) the par value of the Common Stock.

     For purposes of this Plan the "fair market value" of shares or other securities shall be determined as follows:

     (a) For as long as the Common Stock is not traded in any established market and no broker-dealer makes a market in the Common Stock, fair market value shall be the fair value of the Common Stock as defined in the relevant Stock Option Agreement or, if not defined therein, as determined in good faith by the Committee.

     (b) If a broker-dealer is making a market in the Common Stock, then the fair market value of the Common Stock on any date shall be the mean between the highest and lowest quoted selling prices of the Common Stock on that date, said mean to be based on the sale of a minimum of 100 shares of Common Stock; if less than 100 shares are traded on such date or if no sales prices are quoted, then, in either such event, the fair market value of the Common Stock on such date shall be the mean between the lowest asked and the highest bid price in such market on such date.

     (c) If the Common Stock is traded on a national securities exchange, then the fair market value on any date shall be the closing price of the Common Stock on such exchange based on the sales of a minimum of 100 shares of Common Stock; if less than 100 shares are traded on such date or if no sales prices are quoted, then on the last prior date on which at least 100 shares were sold.



7. Exercise of Option:

     An Optionee may exercise an Option by written notice to the Corporation at its offices at P.O. Box 13737, Research Triangle Park, North Carolina 27709-3737 or such other address to which the offices of the Corporation may be relocated, which notice shall be signed by the Optionee or by the Optionee's successors, as hereinafter described in Section 9, which shall state the number of shares with respect to which the Option is being exercised, and shall contain such representations as the Committee shall require from time to time to ensure issuances of shares comply with applicable law. Payment in full of the Option price of said shares must be made at the time of the exercise of the Option, and payment may be made in cash or, as allowed by the Committee, shares of Common Stock of the Corporation previously held by the Optionee, or a combination of both. Shares of Common Stock previously held by the Optionee and surrendered, in accordance with rules and regulations adopted by the Committee, for the purpose of making full or partial payment of the Option price, shall be valued for such purpose at the "fair market value" thereof ("fair market value" to be determined by the Committee in the manner provided in Section 6 hereof) on the date the Option is exercised. As soon as practicable after said notice shall have been received and the Option exercise price shall have been paid or arrangements for payment allowed by the Committee shall have been made, as determined by the Committee, the Corporation shall deliver to the Optionee a stock certificate registered in the Optionee's name representing the Option shares.

     The Optionee shall not have any rights of a stockholder of the Corporation with respect to the shares covered by the Option except to the extent that, and until, one or more certificates for shares shall have been delivered to the Optionee upon the due exercise of the Option.


8. Option Period:

     The Options granted hereunder shall be exercisable in whole or in part or in installments from time to time as may be specified by the Committee, except that no Option granted hereunder shall be exercisable within six months of, or after the expiration of ten years from, the date the Option is granted.


9. Termination of Employment:

     The Committee may in the Stock Option Agreement of any Optionee adopt such provisions regarding exercise and expiration of Options upon termination of employment as the Committee shall from time to time determine is in the best interest of the Corporation. In the event the Stock Option Agreement of any Optionee does not contain any provisions regarding exercise upon termination of employment, the following provisions shall apply:

     (a) If the Optionee ceases to be an employee of the Corporation or any Subsidiaries for any reason except death or disability (within the meaning of section 422(c)(6) of the Code), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the tenth anniversary of the date the Option was granted. If the Optionee's employment with the Corporation or any Subsidiary is terminated because of the death or disability of the Optionee (within the meaning of section 422(c)(6) of the Code), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the tenth anniversary of the date the Option was granted. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Notwithstanding the provisions of this Section 9(a), unless the Committee shall provide otherwise in its discretion, the Option may only be exercised after the Optionee's termination of employment to the extent shares subject to the Option were vested on the date of termination of employment.

     (b) For purposes of this Section 9, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Subsidiary of the Corporation.

     (c) Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the optionee to suit under Section 16(b) of the Exchange Act, the Option, in the discretion of the Committee, may remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the termination of employment of the Optionee, or (iii) the tenth anniversary of the date the Option was granted.

     (d) For purposes hereof, the Optionee's employment shall not be deemed to terminate, as determined by the Committee, if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Corporation or any Subsidiary of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment remains guaranteed by statute or contract, as determined by the Committee. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of any Option vesting if and only if the leave of absence is designated by the Corporation or any Subsidiary as (or required by law to be) a leave for which vesting credit is given as shall be determined by the Committee. The Committee's interpretation of a leave of absence for purposes of the Plan shall have no bearing on whether a leave of absence exists for any other purpose and shall have no effect on the employment relationship of the parties.


10. The Right of the Corporation to Terminate Employment:

     Nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any Optionee any right to be continued in the employment of the Corporation or one of its Subsidiaries, or shall interfere in any way with the right of the Corporation or any of its Subsidiaries, as the case may be, to terminate his employment at any time for any reason, or shall be construed to affect the employment relationship of the parties in any manner.

11. Non-Transferability of Options:

     No Option granted under the Plan shall be transferable by the Optionee other than by will, or, if he dies intestate, by the laws of descent and distribution of the state of his domicile at the time of his death, and such Option shall be exercisable during his lifetime only by such Optionee. Notwithstanding the foregoing, in the event on the date of grant an Optionee is under an obligation to assign all compensation received for service on the Board to another person or entity on account of a fiduciary or other similar relationship with such person or entity, the Optionee may advise the Company and instruct the Company to grant the Option to that person or entity instead of to the Optionee, in which case that person or entity shall not be able to transfer the Option, except as provided herein. In the event an Option is granted to any person or entity other than an employee, officer, director, consultant or other person for whose services the Option was granted as provided herein, the person for whose services that Option was granted shall be deemed to be the Optionee for purposes of vesting and termination of the Option.


12. Amendment and Termination:

     The Plan may be amended by the Board of Directors without stockholder approval as deemed in the best interests of the Corporation; provided, that no such amendment shall (i) materially increase the benefits accruing to eligible employees, (ii) materially increase the number of shares which may be issued,
(iii) materially modify the requirements as to eligibility for participation, or (iv) without the consent of the holder, decrease the number of shares issuable upon exercise of the Option or increase the exercise price of the Option.


13. Effective Date of the Plan:

     The Plan was initially adopted effective March 18, 1992, subject to approval of the Plan by the stockholders of the Corporation, which approval was timely received. The Plan was amended and restated effective March 23, 1994, subject to approval by the shareholders of the Corporation, which approval was timely received. The Plan was further amended and restated on January 30, 1996, subject to approval by the shareholders of the Corporation, which approval was timely received. This amendment and restatement of the Plan is effective as of December 17, 1997, subject to the approval of the shareholders of the Corporation. Notwithstanding any other provision hereof, no Option granted under the Plan as amended and restated may be exercised prior to the approval of the Plan as amended and restated by the stockholders of the Corporation and, in the event the stockholders do not approve the amendment and restatement of the Plan within one year from the effective date of such amendment and restatement, all Options granted under the Plan as amended and restated shall be subject to the Plan as in effect immediately prior to such effective date, except that an option granted after such effective date shall be void if on the date of grant the sum of the number of shares issued pursuant to the Plan and the number of shares subject to outstanding options exceeded the maximum number of shares authorized to be issued pursuant to this Plan as in effect prior to the effective date of this amendment and restatement. No Options may be granted under this Plan after the expiration of ten years from and including the March 18, 1992 effective date.

********************************************************************************
                                    APPENDIX

                                     PROXY
This Proxy is Solicited on Behalf of the Board of Directors of BroadBand
                              Technologies, Inc.
     The undersigned stockholder of BroadBand Technologies, Inc., hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and hereby constitutes and appoints David E. Orr and Dr. John R. Hutchins, III, and each of them, attorneys and proxies with full power of substitution, to act and vote the shares of the undersigned at the Annual Meeting of Stockholders of the said corporation to be held Tuesday, May 19, 1998, at 10:00 A.M. and at any adjournment or adjournments thereof. The undersigned hereby directs this proxy to be voted as follows:

   1. Setting the number of Directors that constitutes the entire Board at nine (9).

             [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

   2. Electing Richard P. Clark and Dr. J. Richard Jones as Class II Directors to serve for three-year terms.

    [ ] FOR all nominees listed above           [ ] WITHHOLD AUTHORITY to vote
                                                for all nominees listed above

    [ ] WITHHOLD AUTHORITY to vote for the nominee(s) listed below; and to vote FOR all other nominees:


   ---------------------------------------------------------------------------

   3. Approving the BroadBand Technologies, Inc. Equity Compensation Plan.


             [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

   4. Approving an amendment and restatement of the 1988 Incentive Stock Option Plan of the Company to add 200,000 shares of Common Stock to the Plan.

             [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

   5. Approving an amendment and restatement of the 1992 Nonqualified Stock Option Plan of the Company to add 150,000 shares of Common Stock to the Plan.

             [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

   6. Ratifying the selection of Ernst & Young LLP as auditors for 1998.

             [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

   7. In their discretion with respect to any other business to come before the meeting or any adjournments thereof.

[ ] Please check box if you intend to attend the Annual Meeting in person. Please complete, sign and return proxy whether or not you intend to attend the meeting.


     Any proxy heretofore given by the undersigned is hereby revoked.


     THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, THE PROXYHOLDERS WILL VOTE THIS PROXY FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS, FOR APPROVAL OF THE OTHER MATTERS LISTED ABOVE, AND IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED ABOVE HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE.


-------------------------- --------------------------
                                                    --------------------------
Number of Shares           Date                       Signature of Stockholder


IMPORTANT: Please sign your name exactly as it appears on your certificate. Please add your full title to your signature. Executors, administrators, trustees, and other fiduciaries should so indicate when signing and furnish proof of such fiduciary capacity. All persons signing on behalf of corporations and/or partnerships should so indicate when signing.


NOTE: If you receive more than one proxy, please date and sign each one and return all proxies in the same envelope.







               PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.